NOTICE & PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐    Definitive Proxy Statement

☐    Definitive Additional Materials

☐     Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NORTHERN TRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF NORTHERN TRUST CORPORATION

Date:	Tuesday, April 21, 2009

Time:	10:30 a.m., Chicago Time

Place:	Northern Trust Corporation 50 South LaSalle Street (Northwest corner of LaSalle Street and Monroe Street) Chicago, Illinois 60603

Purposes:	The purposes of the annual meeting are to:

— Elect 14 directors to serve on the board of directors until the 2010 annual meeting of stockholders and until their successors shall have been elected and qualified;

— Ratify the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2009 fiscal year;

— Consider and act upon a proposal relating to an advisory (non-binding) vote on executive compensation; and

— Transact any other business that may properly come before the annual meeting.

Record Date:	You may vote if you are a stockholder of record on March 2, 2009.

Voting:

IMPORTANT—PLEASE VOTE PROMPTLY

It is important that your shares be represented at the annual meeting. We urge you to vote your shares by completing and returning the enclosed proxy card in the postage-paid envelope provided. You also may vote your shares by telephone or through the Internet as described on the enclosed proxy card, or by attending the annual meeting and voting in person.

March [16], 2009

ROSE A. ELLIS

Corporate Secretary

i

ii

NORTHERN TRUST CORPORATION

50 South LaSalle Street

Chicago, Illinois 60603

March [16], 2009

PROXY STATEMENT

INTRODUCTION

Our 2009 annual meeting of stockholders will be held on Tuesday, April 21, 2009 at 10:30 a.m., Chicago time, at the office of Northern Trust Corporation (the “Corporation”) located on the northwest corner of LaSalle Street and Monroe Street in Chicago, Illinois. We invite you to attend the annual meeting and vote your shares directly.

You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by telephone or through the Internet or you may complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided. Instructions for voting by telephone or through the Internet can be found on the enclosed proxy card.

The Corporation’s board of directors is soliciting your proxy to encourage your participation in the voting at the annual meeting. This proxy statement provides you with information about each proposal and other matters that you may find useful in voting your shares.

On March [16], 2009, we began mailing this proxy statement and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. We have enclosed with this proxy statement our 2008 annual report to stockholders, which contains detailed information about the Corporation’s activities and financial performance in 2008.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 21, 2009

This proxy statement and the 2008 annual report to stockholders are available at http://materials.proxyvote.com/665859.

VOTING

Who May Vote

Record holders of the Corporation’s common stock at the close of business on March 2, 2009 may vote at the annual meeting. On that date, the Corporation had 223,463,470 shares of common stock outstanding. The shares of common stock held in the Corporation’s treasury will not be voted.

You are entitled to one vote for each share of common stock that you owned of record at the close of business on March 2, 2009. The enclosed proxy card indicates the number of shares you are entitled to vote at the annual meeting.

Voting Your Proxy

Whether or not you plan to attend the annual meeting, we urge you to vote your proxy promptly.

If you are a “stockholder of record” (that is, you hold your shares of the Corporation’s common stock in your own name), you may vote your shares by proxy using any of the following methods:

—	Calling the toll-free telephone number listed on the proxy card;

—	Using the Internet site listed on the proxy card; or

—	Completing, signing, dating, and returning the proxy card in the postage-paid envelope provided.

The telephone and Internet voting procedures set forth on the proxy card are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions, and to confirm that their instructions have been properly recorded. If you vote by telephone or through the Internet, you should not return your proxy card.

If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of the Corporation’s common stock through a broker, bank, or other nominee), you will receive from the record holder voting instructions (including instructions, if any, on how to vote by telephone or through the Internet) that you must follow in order to have your shares voted at the annual meeting.

If you own shares of common stock as a participant in The Northern Trust Company Thrift-Incentive Plan (“TIP”), or shares in any other employee benefit plan of the Corporation, you will receive a voting instruction card that covers the shares credited to each of your plan accounts.

Whether you vote by mail, telephone or Internet, your shares will be voted in accordance with your instructions. If you sign, date, and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the following recommendations of the board of directors:

Item 1	—	FOR the election of each nominee for director;

Item 2	—	FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

Item 3	—	FOR the proposal relating to an advisory (non-binding) vote on executive compensation.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the annual meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the annual meeting by:

—	Sending a written notice of revocation to the Corporate Secretary at the address indicated on the first page of this proxy statement;

—	Submitting another signed proxy card with a later date;

—	Voting by telephone or through the Internet at a later date; or

—	Attending the annual meeting and voting in person.

Voting in Person

You may come to the annual meeting and vote your shares in person by obtaining and submitting a ballot that will be provided at the meeting. However, if your shares are held by a broker, bank, or other nominee in street name, to be able to vote at the meeting you must obtain a proxy, executed in your favor, from the record holder of your shares, indicating that you were the beneficial owner of the shares on March 2, 2009, the record date for voting. If you need directions to the annual meeting, please call 312-444-7030.

Householding Information

We are delivering only one annual report and proxy statement to record stockholders who share the same address unless they have notified us that they wish to continue receiving multiple copies. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources and will not affect dividend check mailings. If you wish to receive a separate copy of the annual report or proxy statement, or if you wish to receive separate copies of future annual reports or proxy statements, please call 312-444-7030 or mail a request to the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement. We will deliver the requested documents promptly upon your request.

If you and other stockholders of record with whom you share an address currently receive multiple copies of annual reports or proxy statements, or if you hold stock in the Corporation in more than one account and, in either case, you wish to receive only a single copy of the annual report or proxy statement, please contact the Corporation’s transfer agent (Wells Fargo Bank, N.A., Attn: Householding, P.O. Box 64854, St. Paul, MN 55164-0854; Telephone: 877-602-7615) with the names in which all accounts are registered and the name of the account for which you wish to receive mailings.

Quorum and Vote Required for Approval

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if a majority of the outstanding shares is present in person or by proxy at the annual meeting. Abstentions and broker non-votes, if any, will be counted as present for purposes of establishing a quorum. A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Inspectors of election appointed for the annual meeting will tabulate all votes cast in person or by proxy at the annual meeting. In the event a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned or postponed to solicit additional proxies.

The following table indicates the vote required for approval of each item to be presented to the stockholders at the annual meeting and the effect of “withhold” votes, abstentions, and broker non-votes.

Item	Required Vote	Effect of “Withhold” Votes, Abstentions, Broker Non-Votes
Item 1—Election of Directors	Affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote.	—“Withhold” votes will have the effect of a vote AGAINST the election of directors. —Broker non-votes will have no effect on the voting for the election of directors.
Item 2—Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for fiscal year 2009	Affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote.	—Abstentions will have the effect of a vote AGAINST ratification. —Broker non-votes will have no effect on the vote for ratification.
Item 3—Proposal Relating to an Advisory (Non-Binding) Vote on Executive Compensation	Affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote.	—Abstentions will have the effect of a vote AGAINST approval. —Broker non-votes will have no effect on the voting for this item.

Solicitation of Proxies

The Corporation will pay all costs of soliciting proxies. The Corporation has retained Georgeson Inc. to assist with the solicitation of proxies for a fee not to exceed $12,500, plus reimbursement of reasonable out-of-pocket expenses. In addition, we may also use our officers and employees, at no additional compensation, to solicit proxies either personally or by telephone, Internet, letter, or facsimile.

ADMITTANCE TO THE ANNUAL MEETING

Stockholders as of the record date, or their duly appointed proxies, may attend our annual meeting on April 21, 2009, and each may be accompanied by one guest. Registration will begin at 9:30 a.m., and seating will begin at 10:00 a.m. If you attend, please note that you will need an admission ticket or proof of ownership of the Corporation’s common stock to enter the meeting. If you arrive at the meeting without an admission ticket, we will admit you only if we are able to verify that you are a stockholder of the Corporation. Also, you may be asked to present valid picture identification, such as a driver’s license or passport. For safety and security reasons, cameras and recording devices will not be permitted in the meeting.

For stockholders of record, an admission ticket is enclosed. Please bring the admission ticket with you to the meeting.

If your shares of common stock are held by a broker, bank or other nominee in street name, your admission ticket is the left side of your voting instruction form. If you do not bring the left side of your voting instruction card, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership.

ITEM 1—ELECTION OF DIRECTORS

Stockholders will be asked to elect 14 directors at this year’s annual meeting. Set forth below is detailed information with respect to the 14 nominees, all of whom are currently serving as directors of the Corporation and of its principal subsidiary, The Northern Trust Company (the “Bank”). The board of directors approved the slate of 14 nominees based on consideration of the factors specified in the Corporate Governance Guidelines and the recommendation of the Corporate Governance Committee.

Each of the 14 director nominees has consented to serve as a director if elected at this year’s annual meeting. Each nominee elected as a director will serve until the next annual meeting and until his or her successor has been elected and qualified. If any nominee is unable to serve as a director at the time of the annual meeting, your proxy may be voted for the election of another nominee proposed by the board or the board may reduce the number of directors to be elected at the annual meeting.

The enclosed proxy card provides instructions on how to vote for all nominees or to withhold authority to vote for all or one or more nominees. Under the majority voting policy as set forth in the Corporation’s Restated Certificate of Incorporation, a nominee for director in an uncontested election (such as this year’s election where the only nominees are those recommended by the board of directors) must receive the affirmative vote of a majority of the votes present and voting at a meeting of stockholders. In contested elections, the affirmative vote of a plurality of the votes present and voting will be required to elect a director. The Corporate Governance Guidelines require an incumbent director who fails to receive the affirmative vote of a majority of the votes present and voting in an uncontested election at a meeting of stockholders to submit his or her resignation, with such resignation to be considered by the members of the Corporate Governance Committee and the board other than such incumbent director. In such event, the board of directors will act to accept or reject the incumbent director’s resignation no later than 90 days following the date of the stockholders’ meeting.

The Board of Directors unanimously recommends that you vote FOR the election of each nominee.

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

The following information about the nominees for election to the board of directors of the Corporation at the 2009 annual meeting of stockholders is as of December 31, 2008, unless otherwise indicated.

LINDA WALKER BYNOE, Director since 2006, Age 56

President and Chief Executive Officer, Telemat Ltd. since January 1995 (Project management and consulting firm).

Ms. Bynoe is a director of Anixter International Inc., Prudential Retail Mutual Funds, and Simon Property Group, Inc.

NICHOLAS D. CHABRAJA, Director since 2007, Age 66

Chairman and Chief Executive Officer, General Dynamics Corporation since May 1997 (Worldwide defense, aerospace, and other technology products manufacturer).

SUSAN CROWN, Director since 1997, Age 50

Vice President, Henry Crown and Company since 1984 (Worldwide company with diversified manufacturing operations, real estate, and securities).

Ms. Crown is a director of Illinois Tool Works Inc. and a trustee of Rush University Medical Center in Chicago.

DIPAK C. JAIN, Director since 2004, Age 51

Dean, Kellogg School of Management, Northwestern University since July 2001, Sandy and Morton Goldman Professor in Entrepreneurial Studies since September 1994, Professor of Marketing since September 1993, Associate Dean for Academic Affairs from July 1996 to June 2001, and member of the Faculty since September 1986 (Educational institution); Visiting Professor of Marketing, Sasin Graduate Institute of Business Administration, Chulalongkorn University, Bangkok, Thailand since October 1989 (Educational institution).

Mr. Jain is a director of Deere & Company and Hartmarx Corporation.

ARTHUR L. KELLY, Director since 1988, Age 71

Managing Partner, KEL Enterprises L.P. since 1982 (Holding and investment partnership).

Mr. Kelly is a director of Snap-on Incorporated. He was a director of Deere & Company until February 2009.

ROBERT C. McCORMACK, Director since 2000, Age 69

Advisory Director, Trident Capital since 2004 and Managing Director from 1993 to 2004 (Venture capital firm); Co-Founder and Co-Chairman, Trident Capital, Inc. since 1993.

Mr. McCormack is a director of DeVry Inc., Illinois Tool Works Inc., and MeadWestvaco Corporation.

EDWARD J. MOONEY, Director since 1996, Age 67

Retired Délégué General-North America since March 2001, Suez Lyonnaise des Eaux (Worldwide provider of energy, water, waste and communications services); Retired Chairman and Chief Executive Officer, Nalco Chemical Company since March 2000 (Manufacturer of specialized service chemicals acquired by Suez Lyonnaise des Eaux in November 1999).

Mr. Mooney is a director of Cabot Microelectronics Corporation, Commonwealth Edison Company (a wholly-owned subsidiary of Exelon Corporation), FMC Corporation, FMC Technologies, Inc., and PolyOne Corporation.

WILLIAM A. OSBORN, Director since 1994, Age 61

Chairman since October 1995, Chief Executive Officer from June 1995 to January 2008, and President from January 2003 to February 2006, of the Corporation and the Bank. Effective November 12, 2008, Mr. Osborn retired as an executive officer and employee of the Corporation. He continues to serve as the Chairman of the Corporation in a non-employee capacity.

Mr. Osborn is a director of Abbott Laboratories and Caterpillar Inc.

JOHN W. ROWE, Director since 2002, Age 63

Chairman and Chief Executive Officer, Exelon Corporation since April 2002, and President at various times during this period (Energy company formed through the merger of Unicom Corporation and PECO Energy Company in October 2000).

Mr. Rowe is a director of Exelon Corporation and Sunoco Corporation.

HAROLD B. SMITH, Director since 1974, Age 75

Chairman of the Executive Committee, Illinois Tool Works Inc. since 1982 (Worldwide manufacturer and marketer of engineered components and industrial systems and consumables).

Mr. Smith is a director of Illinois Tool Works Inc. and W. W. Grainger, Inc.

WILLIAM D. SMITHBURG, Director since 1981, Age 70

Retired Chairman, President and Chief Executive Officer, The Quaker Oats Company since October 1997 (Worldwide manufacturer and marketer of beverages and grain-based products).

Mr. Smithburg is a director of Abbott Laboratories, Corning Incorporated, and Smurfit-Stone Container Corporation.

ENRIQUE J. SOSA, Director since 2007, Age 68

Retired President, BP Amoco Chemicals since April 1999 (Worldwide chemical division of BP p.l.c.).

Mr. Sosa is a director of FMC Corporation and MEDNAX, Inc. (formerly Pediatrix Medical Group, Inc.)

CHARLES A. TRIBBETT III, Director since 2005, Age 53

Managing Director, Russell Reynolds Associates since December 1989, Co-Area Manager of the Chicago office since December 1994, and Co-Leader of the firm’s CEO/Board Services Practice since December 1995 (Worldwide recruiting firm).

FREDERICK H. WADDELL, Director since 2006, Age 55

Chief Executive Officer since January 2008 and President since February 2006 of the Corporation and the Bank, Chief Operating Officer of the Corporation and the Bank from February 2006 to January 2008, and Executive Vice President of the Bank from September 1997 to February 2006 and of the Corporation from March 2003 to February 2006.

Mr. Waddell is a Class A Director of the Federal Reserve Bank of Chicago.

BOARD AND BOARD COMMITTEE INFORMATION

Audit Committee

Current Members: Directors Mooney (Chair), Bynoe, Chabraja, Jain, and McCormack

Number of Meetings in 2008: Six

Oversight Activities:

—	Appoints and evaluates the performance and independence of the Corporation’s independent registered public accounting firm
—	Meets with internal audit representatives; receives and discusses the internal audit program and the results of examinations
—

Meets with the Corporation’s independent registered public accounting firm; reviews and discusses their reports issued with respect to the Corporation’s annual consolidated financial statements and the internal financial control structure and procedures for financial reporting

The board of directors has determined that, in its opinion, all current members of the Corporation’s Audit Committee are “independent” directors as defined by The Nasdaq Stock Market, Inc. (“Nasdaq”), and that Messrs. Chabraja, McCormack, and Mooney, and Ms. Bynoe, are “audit committee financial experts,” as defined by the Securities and Exchange Commission (“SEC”).

The board of directors of the Corporation has adopted a formal charter, most recently revised in October 2008, that governs the duties and responsibilities of the Audit Committee. The Audit Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Business Risk Committee

Current Members: Directors McCormack (Chair), Bynoe, Smith, Sosa, and Tribbett

Number of Meetings in 2008: Five

Oversight Activities:

—

Reviews the risks inherent in the businesses of the Corporation and its subsidiaries in the following categories: credit risk, market and liquidity risk, fiduciary risk, operational risk, and the regulatory component of compliance risk

—	Reviews the process by which risk-based capital requirements are determined, including the internal capital adequacy assessment process for the Corporation and its subsidiaries

The board of directors has determined that, in its opinion, all current members of the Corporation’s Business Risk Committee are “independent” directors as defined by Nasdaq.

The board of directors of the Corporation has adopted a formal charter, most recently revised in November 2008, that governs the duties and responsibilities of the Business Risk Committee. The Business Risk Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Business Strategy Committee

Current Members: Directors Rowe (Chair), Jain, Kelly, Smith, and Sosa

Number of Meetings in 2008: Four

Oversight Activities:

—	Reviews the strategic direction of the Corporation
—	Reviews the strategic initiatives of the business units of the Corporation and its subsidiaries
—	Reviews the management of strategic risk for the Corporation and its subsidiaries

The board of directors has determined that, in its opinion, all current members of the Corporation’s Business Strategy Committee are “independent” directors as defined by Nasdaq.

The board of directors of the Corporation has adopted a formal charter, most recently revised in April 2005, that governs the duties and responsibilities of the Business Strategy Committee. The Business Strategy Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Compensation and Benefits Committee

Current Members: Directors Crown (Chair), Chabraja, Mooney, Smithburg, and Tribbett

Number of Meetings in 2008: Five

Oversight Activities:

—	Meets with internal human resources representatives and outside consultants and reviews compensation policy and executive compensation levels
—	Recommends stock and cash benefit and incentive plans, programs, and payments
—	Administers certain stock and cash benefit and incentive plans and programs
—	Oversees management development and succession planning
—	Evaluates the executive incentive compensation programs of the Corporation to determine whether such programs encourage unnecessary and excessive risks that threaten the value of the Corporation

The board of directors has determined that, in its opinion, all current members of the Corporation’s Compensation and Benefits Committee are “independent” directors as defined by Nasdaq.

The board of directors of the Corporation has adopted a formal charter, most recently revised in February 2009, that governs the duties and responsibilities of the Compensation and Benefits Committee. The Compensation and Benefits Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

For information about the role of the Committee and management in the consideration and determination of executive and director compensation, please refer to the section entitled “Compensation Discussion and Analysis—Other Issues Relevant to Executive Compensation—Roles of the Committee, Management and Consultants” presented elsewhere in this proxy statement.

The Committee retained Hewitt Associates, LLC, a nationally recognized compensation and benefits consulting firm, to provide information regarding competitive market data (including information with respect to the Corporation’s peer group companies), relevant legal and regulatory requirements, and corporate best practices in the compensation and benefits area. Representatives of Hewitt attended all meetings of the Committee at which 2008 executive compensation decisions were made.

Corporate Governance Committee

Current Members: Directors Kelly (Chair), Crown, Rowe, Smith, and Smithburg

Number of Meetings in 2008: Four

Oversight Activities:

—	Evaluates and recommends candidates for nomination to the board of directors
—	Recommends structure and membership of board committees
—	Considers candidates for the board recommended by stockholders

The board of directors has determined that, in its opinion, all current members of the Corporation’s Corporate Governance Committee are “independent” directors as defined by Nasdaq.

The board of directors of the Corporation has adopted a formal charter, most recently revised in November 2006, that governs the duties and responsibilities of the Corporate Governance Committee. The Corporate Governance Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Executive Committee

Current Members: Directors Osborn (Chair), Crown, Kelly, McCormack, Mooney, Rowe, and Waddell

Number of Meetings in 2008: Two

Oversight Activities:

—	Empowered to act for the board of directors, to the full extent permitted by law, between meetings of the board of directors

The board of directors has determined that, in its opinion, all current members of the Corporation’s Executive Committee, other than Messrs. Osborn and Waddell, are “independent” directors as defined by Nasdaq.

The board of directors of the Corporation adopted a formal charter in November 2006 that governs the duties and responsibilities of the Executive Committee. The Executive Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Meetings

The Corporation’s board of directors held nine meetings during 2008. All persons who were directors during 2008 attended at least 75% of these meetings and meetings of committees on which they served. The Corporation has a Corporate Governance Guideline that states that all directors are expected to attend the annual meeting of the Corporation’s stockholders. All of the directors attended the 2008 annual meeting of stockholders.

CORPORATE GOVERNANCE

Director Independence

The board of directors has determined that, in its opinion, each person who served as a director of the Corporation in 2008 and each director nominee for 2009 (other than William A. Osborn, the Chairman of the Corporation and the Bank, and Frederick H. Waddell, the Chief Executive Officer and President of the Corporation and the Bank) are “independent” directors as defined under applicable Nasdaq rules. In making its determinations of independence, the board considered certain categorical standards of independence as set forth in stock exchange corporate governance rules and all relevant facts and circumstances to ascertain whether there was any relationship between a director or director nominee and the Corporation that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director, or any material relationship with the Corporation (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Corporation). The board also considered any transactions, relationships, or arrangements between the Corporation and each director of the Corporation in 2008 or director nominee for 2009 either (i) directly or (ii) indirectly through an immediate family member of the director or director nominee, or an entity in which the director or director nominee is employed or is a general partner or principal or in a similar position or in which the director or director nominee and all other “related persons” (as defined below under “—Related Person Transaction Policy”) has a 10% or greater beneficial ownership interest (all relationships under (i) and (ii), collectively, the “Relationships”). In 2008, these Relationships included:

—

The Corporation’s payment for electric utility services provided directly or indirectly to the Corporation by Exelon Corporation, at which Director Rowe serves as Chairman and Chief Executive Officer, and Commonwealth Edison Company, a subsidiary of Exelon Corporation;

—	The Corporation’s payment of fees related to investment banking activities under agreements with Loop Capital Markets, LLC, at which Director Bynoe’s spouse is a Managing Director;

—	The Corporation’s contribution of conference sponsorship fees to Kellogg School of Management, Northwestern University, at which Director Jain serves as Dean; and

—

The following types of services provided by the Corporation or its subsidiaries in the ordinary course of business in connection with the Relationships (as identified by the name of the applicable current director, or director nominee):

Trust and related services	Kelly, McCormack, Mooney, Rowe, Smith
Credit services and other banking services (e.g., deposits, checking, treasury management)	Bynoe, Chabraja, Crown, Kelly, McCormack, Mooney, Rowe, Smith, Smithburg, Sosa, Tribbett
Investment management and related services	Crown, Kelly, McCormack, Mooney, Rowe, Smith, Smithburg
Asset servicing and related services	Chabraja, Crown, McCormack, Rowe, Smith, Smithburg, Sosa
Qualified retirement plan services	Chabraja, Smith
Brokerage services	Bynoe, Chabraja, Crown, Jain, McCormack, Rowe, Smith, Smithburg
Securities lending, foreign exchange, and related services	Chabraja, Rowe, Smith

In each case, the Corporation’s directors and director nominees, other than Mr. Osborn and Mr. Waddell, have been determined to be independent under the categorical standards considered by the board, which are attached as Exhibit A to this proxy statement. A copy of the categorical standards is also available on the Corporation’s website at www.northerntrust.com.

Executive Sessions

The independent directors of the Corporation meet in executive sessions separate from management at least twice a year. The independent directors met in such executive sessions six times during 2008. The chairman of the Corporate Governance Committee or, in his or her absence, the chairman of the Audit, Compensation and Benefits, Business Risk, or Business Strategy Committee, presides at the executive sessions of the independent directors.

Corporate Governance Guidelines

The Corporation has had Corporate Governance Guidelines in place since May 2000. These guidelines were most recently revised in January 2009. The Corporate Governance Committee is responsible for reviewing and reassessing, at least annually, the adequacy of the Corporate Governance Guidelines and recommending any changes to the board of directors for its approval. The Corporate Governance Guidelines embody many of the Corporation’s long-standing practices and incorporate new policies and procedures that strengthen its commitment to corporate governance best practices. A copy of the Corporate Governance Guidelines is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Director Nominations and Qualifications

The Corporate Governance Committee is responsible for considering, evaluating, and recommending candidates for director. The Committee will consider persons nominated by stockholders in accordance with the nomination procedures specified in the Corporation’s by-laws or otherwise recommended by stockholders. The Corporation’s by-laws provide that stockholders may propose director nominations only if they give timely written notice, directed to the attention of the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement, not less than 90 days and not more than 120 days prior to the anniversary date of the prior year’s annual meeting. The notice must contain the information required by the by-laws. Stockholders may recommend candidates for director by following the procedures for communicating with directors described below under “Communications with the Board and Independent Directors.” The Committee uses the same process for considering, evaluating, and recommending director candidates, regardless of whether a candidate is recommended by a stockholder, director, officer, third-party search firm, or any other person or group.

In its evaluation of director candidates, including persons recommended by stockholders, the Committee considers the factors specified in the Corporation’s Corporate Governance Guidelines, including the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Corporation’s business and such matters as: relevant business and industry experience; professional background; age; current employment; community service and other board service. The Committee also considers the racial, ethnic, and gender diversity of the board in assessing candidates. The Committee seeks to identify, as candidates for director, persons with a reputation for and record of integrity and good business judgment who (i) have experience in positions with a high degree of responsibility and are leaders in the organizations with which they are affiliated, (ii) are free from conflicts of interest that could interfere with a director’s duties to the Corporation and its stockholders, and (iii) are willing and able to make the necessary commitment of time and attention required for effective board service. The Committee also takes into account a candidate’s level of financial literacy, and monitors the mix of skills and experience of the directors in order to assess whether the board has the necessary tools to perform its oversight function effectively. A full listing of the characteristics and qualifications of director candidates considered by the Committee is set forth in the Corporate Governance Guidelines on the Corporation’s website at www.northerntrust.com. Following its evaluation process, the Committee recommends its director nominees to the full board of directors, and the board makes the final determination of director nominees based on its consideration of the Committee’s recommendation and report.

Communications with the Board and Independent Directors

Stockholders and other interested persons may communicate any concerns they may have regarding the Corporation, including recommendations of candidates for director, to the board of directors or to any member of the board of directors by writing to them at the following address:

Northern Trust Corporation

Attention: [Board of Directors]/[Board Member]

c/o Corporate Secretary

Northern Trust Corporation

50 South LaSalle Street, M-9

Chicago, Illinois 60603

Communications directed to the independent directors should be sent to the attention of the Chairman of the Corporate Governance Committee, c/o the Corporate Secretary, at the address indicated above.

Any stockholder or other interested person who has a particular concern regarding accounting, internal accounting controls, or other audit matters that he or she wishes to bring to the attention of the Audit Committee of the board of directors may communicate those concerns to the Audit Committee or its Chairman, using the address indicated above.

A majority of the independent directors of the Corporation has approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to the board of directors. Any written communication regarding accounting, internal accounting controls, or other matters are processed in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct and Ethics

The board of directors of the Corporation has adopted a Code of Business Conduct and Ethics, most recently revised in November 2008, to:

—	Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest;

—	Promote full, fair, accurate, timely, and understandable public disclosure about the Corporation;

—	Promote compliance with applicable laws and governmental rules, codes, and regulations wherever the Corporation does business;

—	Ensure the protection of the Corporation’s legitimate business interests; and

—	Deter wrongdoing.

The Code satisfies applicable SEC and Nasdaq requirements and applies to all directors, officers (including the Corporation’s principal executive officer, principal financial officer, principal accounting officer and controller), and employees of the Corporation and its subsidiaries. A copy of the Code is available on the Corporation’s website at www.northerntrust.com. The Corporation intends to disclose any amendments to the Code, and all waivers from the Code for directors and executive officers, by posting such information on its website.

Related Person Transaction Policy

The board of directors of the Corporation, through its Audit Committee, has adopted the “Northern Trust Corporation Policy and Procedures with Respect to Related Person Transactions” (the “RPT Policy”), which was most recently revised in February 2008. The RPT Policy governs the review, approval, or ratification of transactions between the Corporation or its subsidiaries and any related persons. “Related persons” means the Corporation’s directors, nominees for director, executive officers, greater than five percent beneficial owners, members of their immediate family, and any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person and all other related persons has a 10% or greater beneficial interest.

The RPT Policy provides that the Corporation may undertake certain pre-approved related person transactions in the ordinary course of business without specific review, approval or ratification, including the following pre-approved transactions:

—

An extension of credit to a related person that is made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender and does not involve more than the normal risk of collectibility or present other unfavorable features;

—

Certain other ordinary course transactions in which the Corporation or its subsidiaries provide products or services to related persons on terms no less favorable to the Corporation and its subsidiaries as those prevailing at the time for comparable services to non-related persons;

—	A transaction involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

—

A transaction where the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

—

A transaction with another company at which a related person’s only relationship is as an employee, a limited partner or a beneficial owner of less than 10% of the company’s outstanding common equity, provided the aggregate amount of the transaction does not exceed the greater of $1 million or 2% of the other company’s annual revenues;

—

Certain charitable contributions, grants or pledges of grants or contributions to organizations for which a related person serves as an executive officer where the aggregate amount of the transaction does not exceed the lesser of $1 million or 2% of the organization’s total annual receipts;

—	Transactions where the related person’s interest arises solely from the ownership of the Corporation’s common stock and all stockholders receive the same benefit on a pro rata basis; and

—

Compensation paid to executive officers and directors of the Corporation that is reported in the Corporation’s proxy statement or otherwise approved or recommended by the Compensation and Benefits Committee.

Any other related person transaction involving amounts in excess of $120,000 must be approved or ratified by the Audit Committee or the Audit Committee Chair. In considering related person transactions, the Audit Committee or the Audit Committee Chair shall consider all relevant facts and circumstances and shall approve only those related person transactions that are in, or otherwise not inconsistent with, the best interests of the Corporation and its subsidiaries. In addition, the RPT Policy provides that (i) no immediate family member of an executive officer (other than a child, stepchild or parent of an executive officer, none of whom may be hired under the Corporation’s human resources policies) shall be hired by the Corporation and (ii) no immediate family member of a director shall be hired by the Corporation, in each case, unless the employment arrangement is reviewed and approved by the Compensation and Benefits Committee.

In 2008, directors, director nominees, and executive officers of the Corporation, as well as their immediate family members, and any firm, corporation, or other entity in which the director, director nominee, or executive officer is employed or is a general partner or principal or in a similar position or in which the director, director nominee, or executive officer and all other related persons has a 10% or greater beneficial ownership interest, were clients of, and engaged in the types of transactions identified in the bullet points above with, the Corporation and its subsidiaries. These transactions were undertaken in the ordinary course of business and on terms no less favorable to the Corporation and its subsidiaries as those prevailing at the time for comparable transactions with non-related persons. None of these transactions or any transactions in which the Corporation or its subsidiaries sold or purchased products and services were material to the Corporation or the other entity involved. Any extensions of credit to directors and executive officers of the Corporation were permitted under the provisions of the Sarbanes-Oxley Act of 2002.

Compensation and Benefits Committee Interlocks and Insider Participation

The Compensation and Benefits Committee of the board of directors consists of Directors Crown (Chair), Chabraja, Mooney, Smithburg, and Tribbett. None of the members of the Compensation and Benefits Committee is or ever was an officer or employee of the Corporation or any of its subsidiaries. For information relating to any transactions between members of the Compensation and Benefits Committee and the Corporation, please refer to “—Related Person Transaction Policy” above.

SECURITY OWNERSHIP OF THE BOARD AND MANAGEMENT

The following table shows the beneficial ownership of the Corporation’s common stock for each director and director nominee, each executive officer named in the Summary Compensation Table elsewhere in this proxy statement, and all directors and executive officers of the Corporation as a group, as of January 1, 2009, unless otherwise indicated.

Name	Common Stock (1) and Stock Units (2) Owned as of January 1, 2009
	No. of Shares	Percent of Class	No. of Stock Units	No. of Performance Stock Units
Sherry S. Barrat	325,625(3)	*	17,136	38,327
Linda Walker Bynoe	2,000	*	4,836	—
Nicholas D. Chabraja	5,000	*	2,652	—
Susan Crown	12,400	*	6,423	—
Steven L. Fradkin	322,823(3)	*	24,187	38,327
Dipak C. Jain	1,000	*	12,826	—
Arthur L. Kelly	88,866	*	24,699	—
Robert C. McCormack	6,398,883(4)(5)	2.87	7,578	—
Edward J. Mooney	7,200	*	10,502	—
William L. Morrison	440,712(3)	*	39,549	38,967
William A. Osborn	2,319,454(3)	1.04	177,360	82,257
John W. Rowe	1,000	*	17,582	—
Harold B. Smith	9,554,881(4)(5)	4.28	1,713	—
William D. Smithburg	8,300	*	65,420	—
Enrique J. Sosa	1,000	*	4,592	—
Timothy J. Theriault	330,719(3)	*	37,514	38,967
Charles A. Tribbett III	1,000	*	10,051	—
Frederick H. Waddell	579,869(3)	*	72,381	79,586
All directors and executive officers as a group	17,727,038(3)(4)(5)	7.94	613,577	465,488
* Less than one percent of the outstanding common stock.

(1) The information contained in this table was furnished to the Corporation by the individuals named in the table and reflects the SEC’s definition of beneficial ownership. Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and/or investment power (including shares as to which spouses and minor children of the individuals covered by this table have such power).

(2) All stock units shown in the table are vested, except for (i) 1,176 unvested stock units held by each non-employee director, (ii) the following unvested stock units held by the named executive officers:

Ms. Barrat, 14,733 unvested stock units; Mr. Fradkin, 21,899 unvested stock units; Mr. Morrison, 32,039 unvested stock units; Mr. Osborn, 78,724 unvested stock units; Mr. Theriault, 29,039 unvested stock units; Mr. Waddell, 58,532 unvested stock units; and all directors and executive officers as a group, 320,605 unvested stock units, and (iii) all performance stock units granted to the Corporation’s executive officers in February 2008, as described in the “Compensation Discussion and Analysis—Principal Elements of the Corporation’s Executive Compensation Program—Equity Compensation—Equity Compensation Determinations—Performance Stock Units.” Stock units and performance stock units held by directors and executive officers do not have voting rights. Stock units held by the non-employee directors include stock units representing deferred cash compensation which, when paid, will be paid out in cash based upon the then current value of the common stock. See “Director Compensation—Deferral of Compensation” for additional information.

(3) The number of shares shown includes shares issuable pursuant to stock options exercisable within 60 days after January 1, 2009, as follows: Ms. Barrat, 259,065 shares; Mr. Fradkin, 266,628 shares; Mr. Morrison, 377,304 shares; Mr. Osborn, 1,609,712 shares; Mr. Theriault, 274,592 shares; Mr. Waddell, 418,220 shares; and all directors and executive officers as a group, 4,209,230 shares.

(4) Robert C. McCormack, as co-trustee with the Bank, Harold B. Smith and one other individual, share voting and investment power for 3,818,763 shares or 1.71% of the outstanding common stock. As co-trustee with the Bank, Mr. McCormack shares voting and investment power for 2,138,955 or 1.0% of the outstanding common stock. With respect to 104,796 shares or .05% of the outstanding common stock, he serves as co-trustee with the Bank and has sole voting and investment power. In addition, Mr. McCormack has sole voting and investment power as to 315,518 shares or .14% of the outstanding common stock that are held in a trust.

(5) Harold B. Smith serves as co-trustee and shares voting and investment power with various family members and the Bank with respect to 5,565,095 shares or 2.5% of the outstanding common stock. As co-trustee with the Bank, Robert C. McCormack and one other individual, he shares voting and investment power for 3,818,763 shares or 1.71% of the outstanding common stock. With respect to 47,852 shares or .02% of the outstanding common stock, he serves as co-trustee and shares voting and investment power with other family members. Mr. Smith also has sole voting and investment power over 109,571 shares or .05% of the outstanding common stock held in a trust.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and executive officers, and beneficial owners of more than 10% of the Corporation’s stock, if any, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of the Corporation. Copies of these reports must also be provided to the Corporation.

To the Corporation’s knowledge, all the Corporation’s directors, executive officers, and beneficial owners of more than 10% of the Corporation’s stock made on a timely basis all filings required during 2008, except (i) Mr. Timothy P. Moen, an executive officer of the Corporation, filed a late Form 4 to report a sale of shares of the Corporation’s common stock in the Corporation’s Common Stock Fund and the former ESOP Fund of TIP, and (ii) Mr. William A. Osborn, the Chairman of the Corporation, filed a late Form 4 to report the forfeiture of stock units, the acquisition of which had previously been reported. In making these disclosures, the Corporation relied on copies of the reports provided to the Corporation and written representations from reporting persons that no other reports were required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table includes information concerning common stock ownership of stockholders who were the beneficial owners of more than 5% of the outstanding shares of the Corporation’s common stock as of January 1, 2009, unless otherwise indicated.

	Common Stock Owned (1) as of January 1, 2009

Name and Address	No. of Shares	Percent of Class
Barclays Global Investors, NA 45 Fremont Street, San Francisco, California 94105	11,176,242(2)	5.01%

(1) The information contained in this table was furnished to the Corporation by the persons named in the table and reflects the SEC’s definition of beneficial ownership. The nature of beneficial ownership of the holdings shown in this table is set forth in note 2 below.

(2) Barclays Global Investors, NA and certain of its affiliates beneficially own 11,176,242 shares or 5.01% of the outstanding common stock in trust accounts for the economic benefit of the beneficiaries of those accounts. They hold sole voting power over 9,623,047 shares or 4.31% of the outstanding common stock and sole investment power over 11,176,242 shares or 5.01% of the outstanding common stock. Barclays Global Investors, NA itself beneficially owns 6,813,765 shares or 3.05% of the outstanding common stock. No affiliate of Barclays Global Investors, NA individually beneficially owns more than 1.21% of the outstanding common stock.

In addition, as of January 1, 2009, the Bank and its affiliates individually acted as sole or co-fiduciary with respect to trusts and other fiduciary accounts which owned, held or controlled through intermediaries in the aggregate 22,561,563 shares or 10.1% of the outstanding common stock over which the Bank and its affiliates had, directly or indirectly, sole or shared voting power and/or sole or shared investment power. No single trust or other fiduciary account held a beneficial ownership interest in excess of 5%. Of these shares, the Bank and its affiliates had sole voting power with respect to 8,484,965 shares or 3.8% of the outstanding common stock, and they shared voting power with respect to 12,084,868 shares or 5.41% of the outstanding common stock. They had sole investment power with respect to 3,798,569 shares or 1.7% of the outstanding common stock, and they shared investment power with respect to 11,841,487 shares or 5.3% of the outstanding common stock.

Northern Trust directors and employees as a group beneficially owned over 10.5% of the Corporation’s common stock as of January 1, 2009. In addition, the Corporation estimates that at least 2.2% of the Corporation’s common stock was beneficially owned by Northern Trust retirees as of January 1, 2009.

EXECUTIVE COMPENSATION

COMPENSATION AND BENEFITS COMMITTEE REPORT

The Compensation and Benefits Committee of the board of directors hereby furnishes the following report to the stockholders of the Corporation in accordance with rules adopted by the Securities and Exchange Commission.

The Compensation and Benefits Committee states that it has reviewed and discussed with management the Corporation’s Compensation Discussion and Analysis contained in this proxy statement.

Based upon this review and discussion, the Compensation and Benefits Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Section 111(b)(2)(A) of the Emergency Economic Stabilization Act requires the Compensation and Benefits Committee to conduct, in conjunction with a senior risk officer of the Corporation, a review of the incentive compensation arrangements in place between the Corporation and its Senior Executive Officers (as defined for purposes of the Act, the “SEOs”).

The Compensation and Benefits Committee certifies that it has reviewed the SEO incentive compensation arrangements with the senior risk officer of the Corporation and has made reasonable efforts to ensure that such arrangements do not encourage the SEOs to take unnecessary and excessive risks that threaten the value of the Corporation.

This report is submitted on behalf of the members of the Compensation and Benefits Committee:

Susan Crown, Chair

Nicholas D. Chabraja

Edward J. Mooney

William D. Smithburg

Charles A. Tribbett III

COMPENSATION DISCUSSION AND ANALYSIS

IMPACT OF THE EMERGENCY ECONOMIC STABILIZATION ACT AND THE AMERICAN RECOVERY AND REINVESTMENT ACT

On October 3, 2008, the United States Congress enacted the Emergency Economic Stabilization Act of 2008 (“EESA”), under which the U.S. Treasury is granted broad authority to take a range of actions for the purpose of stabilizing and providing liquidity to the U.S. financial markets. Pursuant to this authority, the U.S. Treasury established a voluntary Capital Purchase Program (“CPP”) under the Troubled Asset Relief Program (“TARP”) to purchase up to $250 billion of senior preferred shares and warrants of qualifying financial institutions that elect to participate. In November 2008, as part of the CPP, the Corporation sold to the U.S. Treasury preferred shares and warrants for an aggregate purchase price of $1.576 billion in cash.

EESA and the investment agreements pursuant to which the U.S Treasury acquired the Corporation’s preferred stock under the CPP contained a number of restrictions relating to the compensation of SEOs of a financial institution participating in the CPP. On February 17, 2009, the American Recovery and Reinvestment Act of 2009 (“ARRA”) was signed into law. ARRA includes expanded and additional restrictions and limitations on executive compensation for financial institutions receiving financial assistance under TARP, including the Corporation as a result of its participation in the CPP. The restrictions and limitations contained in EESA and ARRA have and can be expected to continue to impact the Corporation’s compensation practices so long as the CPP investment is held by the U.S. Treasury. The specific impact of the restrictions and limitations is currently uncertain, as a number of the provisions remain subject to the issuance of regulations by the U.S. Treasury. The Corporation is continuing to assess the impact of the new restrictions and limitations on its compensation practices and will assess and comply with applicable regulations issued by the U.S. Treasury when available. A summary of the more significant restrictions established by EESA and ARRA is set forth under the heading “Other Issues Relevant To Executive Compensation—EESA and ARRA” beginning on page 38 of this proxy statement.

EXECUTIVE COMPENSATION PHILOSOPHY

The Corporation’s executive compensation program is designed to attract, motivate, and retain individuals who will contribute to the Corporation’s success and the creation of stockholder value.

The Corporation emphasizes “total compensation” in establishing its executive compensation levels, with each element of total compensation serving a specific purpose. Total compensation consists principally of cash compensation (base salaries and annual cash incentives), equity compensation (stock options, restricted stock units, and performance stock units), and retirement benefits. Cash compensation rewards short-term performance, typically the annual financial and non-financial performance of the Corporation and its business units. The Corporation uses equity compensation to help ensure that a significant portion of the executive’s total compensation is tied to the longer-term performance of the Corporation’s common stock. In the case of cash compensation and equity compensation alike, the Corporation retains the flexibility to recognize and reward superior corporate, business unit, and individual performance by differentiating the awards made to individual executives. The retirement program provides post-employment financial security based on length of service by executives and other employees with the Corporation.

The Corporation seeks to further the following core values in the design of its executive compensation program:

—

Executive compensation should be “performance based.” Significant short-term and longer-term financial rewards are linked to the Corporation’s success as measured by various financial and non-financial performance criteria determined by the Compensation and Benefits Committee (as used in this section, the “Committee”) and evaluated in light of the prevailing economic environment generally, and the environment in the financial services industry particularly. A significant portion of the executive officers’ cash and equity compensation is variable and depends on corporate, business unit, and/or individual performance.

—

Executive compensation should be “stockholder-aligned.” The Corporation’s executive compensation program emphasizes equity incentive compensation in order to align more sharply the executive officers’ interests with those of the Corporation’s stockholders. The use of restricted stock units, performance stock units, and stock options is designed to encourage and motivate executive officers to act as owners with an equity stake in the Corporation.

—

Executive compensation should be “competitive.” The Corporation’s executive compensation program is designed to compensate individuals at levels that are competitive with executives holding similar positions at financial services organizations with operations comparable to those of the Corporation, adjusted as necessary to reflect the relative financial and operating performance of the Corporation. As a point of reference for purposes of this competitive comparison, the Committee reviews information concerning a specified group of peer companies in its annual review of compensation. For 2008, the 11 companies comprising the Corporation’s peer group were:

— The Bank of New York Mellon Corporation, Inc.	— Comerica Incorporated
— Fifth Third Bancorp	— Key Corp
— The PNC Financial Services Group Inc.	— National City Corporation*
— SunTrust Banks, Inc.	— State Street Corporation
— Wachovia Corporation**	— Wells Fargo & Company
— U.S. Bancorp

* Effective December 31, 2008, National City Corporation was merged with and into The PNC Financial Services Group, Inc.

** Effective December 31, 2008, Wachovia Corporation was merged with and into Wells Fargo & Company.

All of these companies are included in the Keefe, Bruyette & Woods Bank Index (“KBW Index”), a market-capitalization-weighted bank stock index used by the Corporation in the performance graph presented in the Corporation’s 2008 Annual Report to Stockholders. The Corporation’s profile and business model are sufficiently unique that a rigid and inflexible adherence to peer-based financial measures and compensation practices does not sufficiently capture the particularities of the Corporation’s business or the unique challenges faced by its executive officers. Nevertheless, the Corporation believes that the companies listed in the above peer group fairly represent its principal competition for executive talent and are an appropriate group of companies against which to gauge the competitiveness of the Corporation’s executive compensation program.

The exercise of discretion by the Committee in the setting of the various elements of compensation also is an important feature of the Corporation’s compensation philosophy. The Corporation believes it is important that the Committee have sufficient flexibility to respond to (i) the Corporation’s unique circumstances; (ii) prevailing market trends; (iii) the rapidly evolving financial and regulatory environment in which the Corporation operates; and (iv) the Corporation’s use of cross-functioning of executive assignments and cross-training as a matter of executive development and succession planning. The Corporation also believes it is in the best interest of the Corporation and its stockholders that the Committee have sufficient discretion to establish performance goals and objectives recognizing and rewarding extraordinary individual performance. These may or may not directly affect the Corporation’s achievement of specific financial metrics for a particular year relative to its peer companies, but are nevertheless important to long range growth and the enhancement of stockholder value.

The Committee determines total compensation and each element of cash and equity compensation for all named executive officers of the Corporation. The “named executive officers” of the Corporation for 2008 are those shown on the Summary Compensation Table on page 47 of this proxy statement. William A. Osborn, the Chairman of the Corporation, retired as an executive officer of the Corporation effective November 12, 2008. He is included as a named executive officer in this proxy statement with respect to his service and compensation as an executive officer until the effective date of his retirement. Mr. Osborn’s compensation for services as Chairman of the Corporation and a non-employee director following his November 12, 2008 retirement date are described under “Director Compensation” beginning on page 71 of this proxy statement. The SEOs referenced in the Compensation and Benefits Committee Report on page 20 of this proxy statement are the named executive officers, excluding Mr. Osborn.

In determining the compensation of each named executive officer, the Committee relies upon the following types of information:

—

“Total Compensation Strategy—Committee Guidelines”—The Committee has established target pay levels for each element of cash and equity compensation (the “Committee Guidelines”). The Committee reviews and updates the Committee Guidelines periodically, based in part on its review of comparative compensation information concerning the peer group listed above. The Committee Guidelines provide base salary ranges for the Corporation’s Chief Executive Officer (“CEO”), Chairman (if an employee of the Corporation) and the other named executive officers, together with annual cash incentive and equity compensation ranges expressed as a percentage of base salary. The level of total compensation and of each element of compensation set forth in the Committee Guideline ranges generally reflects competitive pay levels, as compared to the comparative peer group data available to the Committee, as well as internal pay equity among comparable executive officer positions within the Management Group.

—

Corporate performance—The Committee reviews and evaluates overall corporate performance by considering various measures, including the Corporation’s operating earnings as compared to corporate and business unit objectives, and stock price performance and credit ratings as compared to the performance of the companies in the KBW Index with respect to those measures. The Committee also takes account of the Corporation’s performance against the Corporation’s long-term targets of earnings growth per share of 10-12%, revenue growth of 8-10%, return on common equity of 16-18%, and positive operating leverage. The Committee reviews all of these measures of performance in light of the generally prevailing economic environment.

—

The CEO’s recommendations—The CEO makes recommendations with respect to base salary, annual cash incentive, equity compensation, and total compensation for each named executive officer other than the CEO and the Chairman (if an employee of the Corporation). These recommendations are based on the CEO’s assessment of the named executive officer’s performance as compared to business unit and individual performance goals established by the CEO for each business unit and each named executive officer, other than the Chairman (if an employee) and the CEO. The Committee generally takes greater account of these recommendations with respect to base salary and annual cash incentive determinations, than with respect to equity compensation.

—

Business Unit and Individual Performance—In the context of the CEO’s recommendations, the Committee reviews various measures of business unit performance in light of the objectives for that unit, such as revenue growth, new business generation as compared to lost business, and client retention and satisfaction. The Committee also reviews measures of individual performance for each named executive officer, such as demonstrated leadership qualities and adherence to performance management and diversity guidelines.

—

Recommendations of the Committee’s consultant—The Committee reviews information concerning the peer group companies listed above provided by Hewitt Associates, LLC (“Hewitt”), the Committee’s executive compensation consultant, including the median range for each compensation element and “total compensation” for executives at all such companies. Hewitt reviews this data with the Committee and makes recommendations regarding appropriate pay levels for the CEO, Chairman (if an employee of the Corporation) and other named executives.

—

Current and historical compensation—The Committee reviews the compensation history of each named executive officer including current and historical base salary, annual cash incentive history, historical equity compensation awards, and currently outstanding equity awards.

The Committee does not evaluate or set each element of compensation independently of the other elements. Rather, the Committee adopts a holistic approach to establishing the total compensation package of each executive. Applying the core values and drawing upon the sources of information discussed above, the Committee utilizes the various elements of compensation in conjunction with each other as building blocks to construct a complete compensation package for each executive that appropriately reflects the three core design criteria of rewarding performance, ensuring alignment with stockholders and remaining responsive to competitive factors in the marketplace for executive talent. Additionally, the Committee seeks to achieve the desired proper relative alignment of pay among its executive officers while remaining mindful of its core criteria and objectives.

In reviewing measures of corporate financial performance in 2008, the Committee adjusted for the impact of an after tax benefit totaling $153.5 million ($.68 per share) realized by the Corporation in connection with the March 2008 initial public offering of Visa common stock. The fourth quarter of 2007 included an after tax charge of $94.2 million ($.42 per common share) reflecting the previously reported initial $150.0 million pre-tax charge for accruals related to indemnifications of Visa. The after tax benefit realized in 2008 reflects a pre-tax gain of $167.9 million on the partial redemption of Northern Trust’s Visa shares in the initial public offering and a $76.1 million offset to previously established Visa indemnification accruals and related charges. Given the extraordinary nature of the Visa-related after tax benefit, the Committee chose to focus upon operating earnings exclusive of the Visa benefit as opposed to reported earnings in its review of the Corporation’s annual financial performance. In particular, the use of operating earnings impacts the Corporation’s earnings growth per share for 2008 (-23.8% excluding Visa versus 7.1% including Visa) and the Corporation’s return on common equity for 2008 (12.9% excluding Visa versus 16.0% including Visa).

The following table provides the Corporation’s reported earnings prepared in accordance with generally accepted accounting principles in addition to its results reflecting operating earnings in order to provide investors and others with a clearer indication of the results and trends in the Corporation’s core businesses, absent Visa adjustments:

($ In Millions Except Per Share Data)	Year Ended December 31, 2008
	Amount	Per Share
Reported Earnings	$794.8	$3.47
Visa Indemnification Accrual (net of $28.2 tax effect)	(47.9)	(.21)
Visa Initial Public Offering (net of $62.3 tax effect)	(105.6)	(.47)
Operating Earnings	$641.3	$2.79

The key design features of the Corporation’s executive compensation program described above have enabled the Corporation, over time, to achieve strong performance and to maintain executive leadership through identification, development, and promotion of talent from within its officer population, as evidenced by the fact that the named executive officers in this proxy statement have been employed by the Corporation for an average of 24 years. In turn, the Corporation’s historical success in retaining its executive leadership has influenced the nature and scope of the Corporation’s executive compensation program with respect to its use of stock options and performance stock units.

PRINCIPAL ELEMENTS OF THE CORPORATION’S EXECUTIVE COMPENSATION PROGRAM

Cash Compensation

The Corporation pays two types of cash compensation to its named executive officers: base salaries and annual cash incentives.

Base Salaries

The Corporation believes that base salaries should provide a fixed level of annual income consistent with an executive officer’s position and responsibilities, competitive pay practices, and internal equity of pay among the executive officers. Target base salary ranges for the Corporation’s executive officers included in the Committee Guidelines described above are set around the approximate median of salaries for similar positions at the peer group companies listed on page 22 of this proxy statement, adjusted in the judgment of the Committee to reflect proper positioning of the salary targets for comparable roles within the Management Group. The Committee does not take a formulaic approach to the setting of the base salaries of the Corporation’s named executive officers. Instead, it exercises its discretion, taking into account the target salary level set forth in the Committee Guidelines and various objective and subjective factors that it believes are relevant to a particular position and to a particular individual. In the case of each named executive officer, the Committee utilizes its discretion in setting the actual base salary and the annual adjustment of the salary relative to the target range set forth in the Committee Guidelines by evaluating each officer with respect to factors such as the following: (i) experience and qualifications of the individual executive, (ii) the executive’s tenure in the position or a position of similar level, (iii) significant changes in assignment or scope of responsibility, (iv) individual performance and contributions over the prior year relative to established goals and expectations for the position, and (v) internal pay equity.

With respect to executives new to the Management Group, the Committee seeks to increase actual base salary gradually to the appropriate target pay level as the executive officer gains experience and tenure in the new position. The Committee also monitors the Committee Guidelines to ensure that the target base pay level remains appropriate. Annual base salary adjustments are generally effective April 1. Salary adjustments, if any, for promoted executives typically take effect upon the executives’ promotion date and assumption of new responsibilities.

Base Salary Determinations. In 2008, the base salary for Mr. Waddell was increased to $900,000 and the base salary of Mr. Fradkin was increased to $550,000. None of the other named executive officers received a salary increase in 2008. This reflects the Committee’s determination that the base salary levels of the other named executives had reached the target level for their respective positions.

At its February 16, 2009 meeting, the Committee determined that there would be no increase in the base salaries of the named executive officers over their 2008 levels. Effective November 12, 2008, Mr. Osborn retired as an executive officer of the Corporation and, accordingly, will not receive a base salary in 2009.

Discussion and Analysis. The increases in base salaries of two of the named executive officers for 2008 were consistent with the Corporation’s compensation philosophy and the particular objectives the base salary element is intended to recognize. They also were consistent with the Corporation’s overarching criteria that each element of compensation should be both competitive and performance based. The following summarizes the key factors applied by the Committee in establishing the 2008 base salaries of the named executive officers:

—

Mr. Waddell’s salary was increased to $900,000 effective April 1, 2008 in recognition of his promotion from President and Chief Operating Officer (“COO”) to President and CEO effective January 1, 2008. Mr. Waddell’s promotion to CEO was part of a planned transition whereby the former Chairman and CEO, Mr. Osborn, became Chairman effective January 1, 2008. As CEO in 2008, Mr. Waddell was ultimately responsible for the performance of the Corporation. He answered to the directors, stockholders, clients, and employees of the Corporation, and to the regulatory authorities. Mr. Waddell’s responsibilities were wide-ranging and included his stewardship of the Corporation, the development of short-term and long-term strategic plans, goals and objectives, the development of an effective senior management team, the positioning of the Corporation for current and future success, and effective communications with all of the Corporation’s constituencies. Accordingly, in 2008, the Committee structured a compensation package for Mr. Waddell in line with the nature and scope of his job responsibilities and his accountability to the Corporation’s various constituencies. The Committee also sought to compensate Mr. Waddell at a level competitive with CEOs of the financial services companies in its peer group, based in part on competitive data received annually from Hewitt and adjusted as necessary in the Committee’s view to reflect, among other things, the relative financial and operating performance of the Corporation and the Corporation’s peer group companies. Mr. Waddell’s new salary was set slightly below the target level set in the Committee Guidelines for the CEO position, primarily reflecting his short tenure and experience in the CEO role.

—

Mr. Fradkin’s salary was increased to $550,000 effective April 1, 2008. This increase reflects the Committee’s assessment of his performance as Chief Financial Officer. This increase brings Mr. Fradkin’s salary level to the target set in the Committee Guidelines for the Chief Financial Officer position and achieves internal equity with other comparable Management Group executives whose salaries have, over time, reached this same target level.

Annual Cash Incentives

The Committee determines and approves annual cash incentives for the Corporation’s executive officers under the provisions of the stockholder-approved Management Performance Plan (the “MPP”). Awards under the MPP qualify as performance based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) because they are tied to the Corporation’s net income results for the prior year and may not exceed the following maximum award limitations as fixed by the MPP: (i) the award for the Chairman, the CEO, or a combined Chairman and CEO position may not exceed 0.6% of consolidated net income (or approximately $4.8 million for 2008); (ii) the award for the President, any Vice Chairman, the COO, or a combined President and COO position may not exceed 0.4% of consolidated net income (or approximately $3.2 million for 2008); and (iii) the award for each of the other MPP participants may not exceed 0.3% of consolidated net income (or approximately $2.4 million for 2008). The Corporation’s ability to pay cash incentives to executives may be restricted during the time the U.S. Treasury maintains its investment in the Corporation’s preferred stock under the CPP, subject to the issuance of regulations by the U.S. Treasury pursuant to EESA and ARRA. See “Other Issues Relevant To Executive Compensation—EESA and ARRA” beginning on page 38 of this proxy statement.

In its design of the award limitations under the MPP, the Corporation sought to reflect the core values of its compensation philosophy. By establishing the minimum and maximum award opportunity as a percentage of the Corporation’s net income results for the prior year, the Corporation directly ties this element of compensation to a key measure of the Corporation’s performance. It also aligns the executive’s incentives with those of its stockholders. The upper limit of the executive’s potential award opportunity rises in direct proportion to the extent the Corporation (and the executive) produces positive operating results for the Corporation’s stockholders. In establishing these opportunities, the Committee also took into account prevailing financial industry practices, as advised by its compensation consultant, in order to ensure that the award opportunities were competitive. But to emphasize the need to avoid excessive awards, the Corporation placed an upper cap on potential MPP awards. In the same vein, the MPP requires achievement of net income results in order for any awards to be granted under the MPP. If positive net income is not achieved by the Corporation, the MPP prohibits the granting of incentive awards for that year.

Within the general construct of the MPP award limitations, the Corporation also retains its discretion to react to individual performance factors and other unique circumstances, by establishing,

on an annual basis, a guideline reference range of the potential award for each executive officer. The guideline reference ranges are not performance targets. Rather, they reflect the Committee’s consideration of the nature and scope of the named executive officers’ job responsibilities, comparative information with respect to cash bonuses paid by the peer group companies listed on page 20, and the award limitations under the MPP set forth above.

As is the case with base salaries, annual cash incentives actually awarded to the named executive officers are not tied to any specific formula. Instead, working within the confines of the guideline reference range it establishes for the particular executive officer, the Committee exercises its discretion in setting the particular award within this range based upon such factors as the Corporation’s performance for the prior year, and the particular executive’s tenure, historical compensation and individual performance factors. For instance, for 2008, because net income was positive for the year, the MPP would have allowed the CEO to receive an incentive cash award of up to $4.8 million (0.6% of 794.8 million). However, based on the considerations discussed above, for 2008 the Committee established the more limited guideline range of possible award to the CEO of zero to three times base salary (approximately $2.7 million). The Committee then exercised its discretion to set the actual award to the CEO within this guideline reference range based upon such factors as the Corporation’s performance for the prior year, and the particular executive’s tenure, historical compensation and individual performance.

Named executive officers may elect to have all or any portion of an annual cash incentive award deferred under the Northern Trust Corporation Deferred Compensation Plan (“DCP”) for a fixed term of years or until retirement. If the executive’s employment terminates before the scheduled distribution date due to death, disability, or the occurrence of some other distribution event consistent with the requirements of the Code, deferred amounts will be distributed pursuant to the terms of the DCP. Upon election, amounts deferred may be invested in various funds, generally consistent with those available to all employees who participate in TIP, which is a 401(k) plan.

Annual Cash Incentive Determinations. Based on reported earnings of $794.8 million for fiscal 2008, the maximum funding opportunity for cash incentives was $4,768,000 for the Chairman and for the CEO and $2,384,000 for each of the other named executive officers. Based on its evaluation of such factors as the nature and scope of the named executive officers’ job responsibilities and the comparative information with respect to cash bonuses paid by the peer group companies listed on page 22, for 2008, the Committee set the guideline reference ranges for both the CEO and the Chairman (if an employee) at zero to three times base salary and the guideline reference range for all other named executive officers at zero to two times base salary.

Notwithstanding the existence of funding opportunities and the reference ranges that would have allowed incentive awards to be made under the MPP, for 2008, upon the strong recommendation of the CEO, the Committee determined that no annual cash incentive payments would be made to the CEO or to any other named executive officer.

Discussion and Analysis. In arriving at a final cash incentive award for each executive officer in any given year, the Committee considers a variety of corporate level financial and non-financial factors. The Committee also considers individual performance goals, both financial and non-financial, for the CEO and other named executive officers. These factors may include financial and operating results for a particular business unit or non-financial goals such as leadership, diversity goals, improved internal communications, and customer satisfaction.

The above factors are the types of factors generally considered by the Committee in determining annual incentive awards, but performance in different years may be assessed by different criteria as determined by the Committee. For example, for 2007, the Committee granted (i) an annual cash incentive to the Chairman equal to approximately 3.9 times his base salary, (ii) an annual cash incentive to the CEO equal to approximately 2.0 times his base salary; and annual cash incentives of approximately 1.3 times base salary for the other named executive officers, based on various corporate-level and individual performance measures. By contrast, the Committee has the discretion, which it exercised in the past and again exercised this year for 2008, not to make any annual cash incentive awards to the named executive officers if circumstances in the particular year did not merit such awards, notwithstanding the positive individual accomplishments of the named executive officers.

The CEO’s recommendation to grant no incentive awards for 2008, with which the Committee concurred, was based on the corporate financial results discussed above as compared to corporate and business unit objectives and the Corporation’s long-term goals. Upon the urging of the CEO, the Committee considered that, while the MPP provided adequate funding based on net income for 2008 and the Corporation reported strong net earnings, operating income for 2008 was below established goals (reflecting the difficult economic conditions faced by the Corporation in 2008 and actions taken in direct response, including those customer support actions and other charges that resulted in a net loss in the third quarter), and operating leverage was negative. More importantly, as a management decision rather than a compensation action, the CEO advocated that no payment of cash incentives should be made in the current economic environment. The Committee agreed with the CEO’s position, that in spite of strong earnings, it was more important to demonstrate leadership, reduce expenses and send an appropriate message to the Corporation’s stockholders, its customers and its employees during the current difficult economic cycle.

Equity Compensation

The Corporation uses equity compensation to provide long-term incentives for its named executive officers. The use of equity compensation serves to align the interests of the named executive officers with those of the Corporation’s stockholders. Long-term, equity-based compensation is the most significant component of overall compensation. The Corporation believes that an emphasis on long-term, equity based pay with meaningful time periods for vesting, along with stock ownership guidelines, contributes to continuity and stability within the Corporation’s executive leadership. The Corporation’s ability to provide certain types of equity-based compensation to executives going forward may be restricted during the time the U.S. Treasury maintains its investment in the Corporation’s preferred stock under the CPP, subject to the issuance of regulations by the U.S. Treasury pursuant to EESA and ARRA. See “Other Issues Relevant To Executive Compensation—EESA and AARA” beginning on page 38 of this proxy statement.

Forms of Equity Compensation Utilized. Equity compensation typically takes the form of non-qualified stock options, restricted stock units or performance stock units with all forms of equity awards settled only in common stock of the Corporation. The Amended and Restated Northern Trust Corporation 2002 Stock Plan also provides for the issuance of other types of equity-based awards, including stock awards, stock appreciation rights, and performance shares. For a further description of significant features of stock options, restricted stock units, and performance stock units, see the footnotes to the table entitled “Outstanding Equity Awards at Fiscal Year-End” beginning on page 53 of this proxy statement.

Equity Compensation Determinations. For 2008, under the Committee Guidelines referred to above, the guideline dollar value of equity compensation was approximately seven times base salary for the Chairman; approximately seven times base salary for the CEO, and approximately four times base salary for the other named executive officers. For purposes of the Committee Guidelines and for communicating compensation decisions, the dollar value of equity compensation is defined as 100% of the fair market value at grant for all restricted or performance stock units and one-third of the fair market value at grant for all stock options. Equity value using these assumptions will be somewhat different than equity compensation reported under accounting rules as required elsewhere in the proxy statement. The Committee Guidelines provide the Committee with a reference for an appropriate and competitive equity award value. In addition, the Committee considers a variety of individual factors as well as internal equity to determine the actual dollar value of equity compensation for each named executive officer.

Stock Options. Stock option grants made in 2008 to the named executive officers are shown in the Grants of Plan-Based Awards table presented elsewhere in this proxy statement. The 2008 stock options vest in equal installments over a four-year vesting period ending in 2012.

As of the date of this proxy statement, no stock option grants to the named executive officers for 2009 are outstanding. In the event the Corporation redeems the senior preferred shares sold by it to the U.S. Treasury pursuant to the CPP, the Corporation may make stock option grants in 2009.

Performance Stock Units. Performance stock unit awards made in 2008 to the named executive officers are shown in the Grants of Plan-Based Awards table presented elsewhere in this proxy statement. The 2008 performance stock units vest subject to the satisfaction of a performance goal based on the Corporation’s average annual earnings per share growth over the three-year period ending December 31, 2010, as follows:

Average Three-Year Earnings Per Share Growth	Percentage of Stock Units Vested
12% and above	125%
11.5%	117.5%
11%	110%
10.5%	105%
10.0%	100%
9.5%	95%
9%	90%
8.5%	82.5%
8%	75%
Less than 8%	0%

As shown, average three-year earnings per share growth below 8% will result in no vesting of any stock units; average three-year earnings per share growth of 8% will result in the vesting of 75% of the stock units (“Threshold”); average three-year earnings per share growth of 10% will result in the vesting of all stock units (“Target”); and average three-year earnings per share growth of 12% or more will result in the vesting of 125% of the stock units awarded (“Maximum”).

The Committee selected three-year earnings per share growth as the performance measure that determines vesting of performance stock units under the 2002 Stock Plan because it believes it is the best measure of sustained, long-term corporate performance and return to stockholders. Use of earnings per share growth furthers the Corporation’s core values of tying compensation to corporate and individual performance and aligning the incentives of executives with those of the stockholders. Additionally, earnings per share growth is one of the four key financial metrics that the Corporation has stressed to the investment community as a means of gauging the Corporation’s long-term performance.

The Committee further enhances the link between compensation and performance in the setting of the particular Threshold, Target and Maximum performance levels set forth in the chart above. The requirement of 10% earnings per share growth in order to achieve 100% vesting of performance stock units has a direct link to the Corporation’s long-term target of earnings per share growth of 10% to 12%, which is set forth on page 23 of this proxy statement and is publicized frequently to the investment community. The Committee establishes the threshold for vesting (8% earnings per share growth) and the requirement for maximum vesting (12% earnings per share growth) in a range around the 10% earnings per share growth target, but sets the maximum vesting percentage (125%) at a lower level than many companies in its peer group.

No performance stock unit awards were made in 2009 to the named executive officers.

Restricted Stock Units. No restricted stock unit awards were made in 2008 to the named executive officers. As of the date of this proxy statement, no restricted stock unit awards to the named executive officers for 2009 are outstanding. In the event the Corporation redeems the senior preferred shares sold by it to the U.S. Treasury pursuant to the CPP, the Corporation may make restricted stock unit awards in 2009.

Discussion and Analysis. The Corporation’s equity compensation component of total compensation supports all three of the key criteria established by the Committee in designing the executive compensation program. Stock options and other forms of equity compensation align the interests of executives with the Corporation’s stockholders by encouraging and motivating executive officers to act as owners with an equity stake in the Corporation. Additionally, consistent with the Corporation’s objective of providing total compensation that is competitive for comparable positions at the Corporation’s peer group companies, the Corporation reviews and considers the size, type, and mix of equity awards granted to named executive officers at its peer-group companies.

The Corporation’s equity compensation element is performance based in two important respects. First, the level of the equity compensation award takes account, as described below, of an executive’s particular performance, the Corporation’s performance, and the contributions made by the executive to the Corporation’s performance. Second, the specific forms of equity compensation utilized by the Corporation are performance based. The Corporation views stock options as inherently performance based in that the award will not provide any financial benefit to an executive unless the stock price increases following the grant of the award. Additionally, performance stock units attain value only to the extent that the associated performance goals are satisfied.

The Committee Guidelines provide a reference point against which the Committee determines the annual equity award of each named executive officer. The Committee believes that the Committee Guidelines represent a competitive and appropriate equity award level upon which to base its equity compensation decisions, primarily because they approximate equity pay levels and practices for executives holding similar positions at the peer group companies listed on page 22, as reported to the Committee by its compensation consultant. The Committee sets the actual amount of total equity compensation for each executive as an adjustment against this peer group based reference guideline based on its discretionary assessment of specific objective and subjective factors relating to the following:

—

the named executive officer’s experience and tenure in his or her position, prior and expected individual performance and the executive’s potential long-term impact on the financial success of the Corporation;

—	the named executive officer’s strategic leadership, teamwork and individual contributions as a member of the Corporation’s Management Group;

—	the desire to maintain internal equity in long-term incentive opportunity when compensating the senior leadership team;

—	the recommendations of the CEO with respect to each named executive officer other than himself and the Chairman (if an employee of the Corporation);

—	the recommendations of the Committee’s independent compensation consultant; and

—	the value of equity compensation awarded to the named executive officer in prior years.

The Committee undertakes this exercise of discretion in the context of the Committee’s focus on total compensation and, accordingly, takes into consideration the base salary adjustment, the annual cash incentive, and the other equity awards granted to the named executive officer. There is no formula that assigns specific weight to these factors, and the relative importance of these factors may vary year to year. In most years, as in 2008, the CEO’s recommendation is a very significant factor in the setting of equity compensation for named executive officers other than the CEO and the Chairman (if an employee of the Corporation).

The following are the specific objective and subjective factors considered by the Committee in the setting of the total equity compensation of each named executive officer for 2008 at its February 2008 meeting:

—

The Committee considered the transition of Mr. Osborn from Chairman and CEO to Chairman. The Committee obtained information and recommendations from Hewitt, its independent consultant, concerning competitive pay levels and practices in similar transition situations and potential compensation actions for consideration. The Committee also considered the possible retirement of Mr. Osborn, his long and successful tenure as Chairman and CEO, and the value of Mr. Osborn’s continued active involvement in the affairs of the Corporation. The Committee determined to award Mr. Osborn an equity award with a dollar value, as defined in the Committee Guidelines, of $3,000,000 to be delivered in the form of non-qualified stock options vesting ratably over the first four years of a ten-year term. This award represented a substantial reduction to his 2007 equity award as Chairman and CEO but an appropriate level to address his continuing role as Chairman.

—

The Committee considered the recommendations of Hewitt, its independent consultant, and the Committee Guidelines and awarded Mr. Waddell an annual equity award with a dollar value, as defined in the Committee Guidelines, of $6,000,000 to be delivered half in the form of non-qualified stock options and half in the form of performance stock units. The Committee approved this award to recognize his promotion to the role of CEO and the Committee’s discretionary assessment of Mr. Waddell’s ability to positively impact the long-term financial success of the Corporation and its stockholders. As discussed in detail in connection with the increase in Mr. Waddell’s base salary in 2008 on page 26 of this proxy statement, in setting Mr. Waddell’s equity compensation, the Committee emphasized his enhanced profile and responsibilities in his new role of CEO in 2008. Mr. Waddell’s equity award was slightly below the target equity award level in the Committee Guidelines but the Committee deemed it competitive and appropriate for his first year in the role of CEO.

—

All other named executive officers received an equity award with a value, as defined in the Committee Guidelines, of $2,000,000. The approved award value was within but in the upper half of the established Committee Guideline range of three to four times base salary. The award reflects the Committee’s discretionary assessment of the CEO’s recommendation, strong earnings performance in 2007 and confidence in the strategic direction and leadership demonstrated by each of the named executive officers. In contrast to cash incentive awards, which focus more directly on short-term performance in the prior year, the equity awards reflect the Committee’s emphasis on long-term corporate performance and value creation. In granting these equity awards at the Committee’s February 2008 meeting, significance was placed on the fact that equity compensation is the most long-term oriented element of the Corporation’s compensation program, with the ultimate value of the awards depending upon long-term growth and strong future performance. The Committee believes that the awards strike an appropriate balance of rewarding historical long-term corporate performance, while simultaneously aligning the interests of the named executive officers with the interests of the Corporation’s stockholders and incentivizing the named executive officers to create long-term value and growth.

Once the total equity compensation amount for each executive officer is established as an adjustment against the peer-based reference guideline, the Committee then allocates the total dollar value among the different possible forms of awards. For 2008, the Committee allocated equity award value one-half in the form of stock options and one-half in the form of performance stock units for all named executive officers except Mr. Osborn. The Committee believes that a mix of stock options and either restricted stock units or performance stock is not only consistent with prevailing practices among its peer group but provides the most effective incentive to encourage stock price appreciation and ownership by its named executives. Mr. Osborn’s equity award was delivered 100% in the form of stock options because the Committee believed that linking his incentive fully to share price appreciation was a more appropriate link to stockholder interests in his role as Chairman. In addition, because of his long tenure with the organization and his profile as a leader in the financial industry, the Committee wished to utilize stock options with a 10-year term for Mr. Osborn’s equity award so that Mr. Osborn could financially benefit and be rewarded for his assistance in promoting the financial success of the Corporation both before and after his retirement as an executive officer and employee of the Corporation.

Retirement Benefits

Description of Principal Retirement Benefits. The named executive officers participate in The Northern Trust Company Pension Plan (the “Pension Plan”) and TIP on the same terms as all other United States-based eligible employees. The named executive officers also participate in the Northern Trust Corporation Supplemental Pension Plan (“Supplemental Pension Plan”) and the Northern Trust Corporation Supplemental Thrift-Incentive Plan (“Supplemental TIP”), which provide eligible employees, including the named executive officers, with the portion of their retirement benefits that cannot be paid under the Pension Plan and TIP due to applicable Code and Pension Plan limits.

Pension Plan and Supplemental Pension Plan. The Pension Plan and the Supplemental Pension Plan together provide named executive officers with an annual benefit paid at age 65 equal to the executive’s average compensation for his or her highest 60 consecutive calendar months prior to retirement, multiplied by 1.8% and then further multiplied by years of credited service up to a maximum of 35 years. This amount is then reduced by an amount based on the executive’s Social Security covered compensation and credited service. The portion of this benefit not in excess of various limits imposed by the Code and the Pension Plan is paid under the Pension Plan, and the portion of the executive’s benefit in excess of these amounts, if any, is paid under the Supplemental Pension Plan. This benefit is reduced if the executive retires and begins receiving benefit payments before age 62 (or age 60 under certain circumstances). All named executive officers have completed three years of vesting service and thus are fully vested in their pension benefits.

TIP and Supplemental TIP. Under TIP, named executive officers can defer a portion of their base salary and receive employer matching contributions equal to 100% of the first 3% of deferred salary and 50% of the next 3% of deferred salary, for a maximum matching contribution of 4.5% of salary. In addition, for each year in which the Corporation attains an annual earnings goal, the executives receive a profit sharing contribution equal to 1% of base salary, up to the annual Code compensation limit.

Under Supplemental TIP, named executive officers can contribute a portion of their base salary that exceeds the annual Code compensation limit ($230,000 in 2008). The Corporation makes a matching contribution under Supplemental TIP using the formula in TIP. The Corporation makes no profit sharing contribution to Supplemental TIP unless other applicable Code limits would prevent the full profit sharing contribution from being made to TIP. The named executive officers are fully vested in their retirement benefits under TIP and Supplemental TIP.

2008 Retirement Benefits. The aggregate change during 2008 in the actuarial present value of each named executive officer’s accumulated retirement benefit under the Pension Plan and Supplemental Pension Plan appears in the column “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table presented elsewhere in this proxy statement. The actuarial present value of each named executive officer’s accumulated retirement benefit under the Pension Plan and Supplemental Pension Plan and the number of years of his or her credited service appear in the Pension Benefits table presented elsewhere in this proxy statement.

The employer’s matching and profit sharing contributions made under TIP and Supplemental TIP on behalf of each named executive officer are included in the “All Other Compensation” column of the Summary Compensation Table presented elsewhere in this proxy statement.

Discussion and Analysis. The purpose of the Corporation’s retirement program is to provide financial security in retirement in two ways: (i) an employer-provided basic benefit under the Pension Plan and Supplemental Pension Plan and (ii) employee contributions, together with matching and profit sharing contributions from the employer, under TIP and Supplemental TIP. Retirement benefits are designed with respect to employees as a group and thus are not specifically structured for the named executive officers. The design of the Corporation’s retirement program for employees, including the named executive officers, reflects the following considerations:

—

Income replacement: The Corporation targets aggregate retirement benefits, including employer-provided contributions, and Social Security benefits, for an employee with 25 years of service equal to approximately 80% of current pension-eligible income.

—	Individual savings: The retirement program encourages employees to contribute to their individual retirement savings through participation in TIP and Supplemental TIP.

—	Competitiveness: The Corporation targets aggregate retirement benefits at approximately the median level of the following peer group companies:

—     Bank of America Corporation

—     The Bank of New York Mellon Corporation, Inc.

—     BB&T Corporation

—     Capital One Financial Corporation

—     Citigroup Inc.

—     Comerica Incorporated

—     Fifth Third Bancorp

—     JPMorgan Chase & Co.

—     KeyCorp

—     M&T Bank Corporation

—     Marshall & Ilsley Corporation

—     National City Corporation*

—     The PNC Financial Services Group Inc.

—     Regions Financial Corp

—     State Street Corporation

—     SunTrust Banks, Inc.

—     U.S. Bancorp

—     Wachovia Corporation**

—     Wells Fargo & Company

* Effective December 31, 2008, National City Corporation was merged with and into The PNC Financial Services Group, Inc.

** Effective December 31, 2008, Wachovia Corporation was merged with and into Wells Fargo & Company.

The above peer group utilized in assessing the design and competitive posture of the overall employee benefit program of the Corporation, including retirement benefit practices affecting named executive officers, is a broad sample of companies in the financial industry that operate in the same geographic areas as the Corporation. This information is used to assess the Corporation’s competitive position relative to other broad-based, “all employee” benefit plans and practices affecting all employees, including executives, such as medical insurance, life insurance, qualified pension and profit sharing plans and vacation policies and practices. The focus of this peer group is competitive labor market practices affecting the total employee population and broadly reflecting the Corporation’s general labor market. In contrast, the peer group referenced on page 22 is a more narrowly focused group of financial institutions with whom we compete for executive and management talent. Comparative information from this peer group is used to assess the competitiveness of total compensation for individual executive officers including the named executive officers and to develop the Committee Guidelines.

ADDITIONAL ELEMENTS OF COMPENSATION

Perquisites and Other Benefits

2008 Perquisites and Other Benefits. The Corporation provided the following perquisites to its executive officers in 2008:

—	Financial consulting and tax return preparation services; and

—

Personal use of automobiles under the Corporation’s travel and entertainment policy, which requires reimbursement of personal use of automobiles, except in limited circumstances where there is a related business purpose.

The Corporation also reimburses the named executive officers for the payment of personal income taxes in connection with the use of company automobiles for business-related purposes that is considered a taxable benefit to the named executive officer. The named executive officers also participate in the employer’s medical, retiree medical, dental, disability and life insurance programs on the same terms as other employees.

Disclosure of the dollar value of each perquisite provided to the named executive officers in 2006, 2007, and 2008 is set forth in the table set forth in footnote 6 to the Summary Compensation Table presented elsewhere in this proxy statement.

Discussion and Analysis. Perquisites are not a principal element of the Corporation’s executive compensation, and unlike the Corporation’s cash and equity compensation, perquisites are not analyzed and evaluated under the “performance based,” “stockholder-aligned,” and “competitive” criteria which are central to the Corporation’s executive compensation philosophy. The Corporation’s perquisites are limited in number and modest in dollar value in comparison to its principal elements of compensation. They are intended to assist executive officers in the performance of their duties on behalf of the Corporation, to help them manage some forms of compensation to realize their intended value, or otherwise to provide benefits that have a combined personal and business purpose. The Committee annually reviews the types and costs of perquisites provided by the Corporation to its executive officers to be sure that the perquisites are in line with this philosophy.

Change in Control Benefits

The Corporation believes it is in the interests of the Corporation and its stockholders in the event of a change in control to provide employment security arrangements for certain key executive officers of the Corporation. As a part of its executive compensation program, therefore, the Corporation has entered into employment security agreements with each of its named executive officers and certain other executives. On February 20, 2007, the Corporation and Mr. Osborn, then Chairman and CEO of the Corporation, terminated, at his request, his employment security agreement. Accordingly, the following description applies to the employment security agreements in place with each named executive officer other than Mr. Osborn. The Corporation’s ability to make payments pursuant to the employment security agreements may be restricted during the time the U.S. Treasury maintains its investment in the Corporation’s preferred stock under the CPP, subject to the issuance of regulations by the U.S. Treasury pursuant to EESA and ARRA. See “Other Issues Relevant To Executive Compensation—EESA and ARRA” beginning on page 38 of this proxy statement.

Disclosure of potential change in control benefits payable to each named executive offer, assuming a change in control of the Corporation and termination of employment on December 31, 2008, is set forth below under “Potential Payments Upon Termination of Employment or a Change in Control of the Corporation.”

Description of Change in Control Benefits. Payments under the employment security agreements are subject to a “double-trigger”: first, a change in control must occur and second, within two years following the change in control, the executive must voluntarily terminate employment for “good reason” (e.g., a material reduction in job duties or responsibility, materially reduced or adverse changes in employment compensation or benefit programs, requirements for travel or relocation) or the executive’s employment must be terminated involuntarily without “good cause” (e.g., criminal conviction involving dishonesty, fraud or breach of trust, willful and substantial non-performance). The employment security agreements also protect an executive if the executive’s employment terminates for “good reason” or without “good cause,” as described above, during the period pending a change in control, defined generally as the period after the acquisition of 15% or more of the Corporation’s common stock or entry into an agreement with respect to, or public announcement of the intention to take, an action constituting a change in control event and prior to the effective time of the change in control event. Change in control is defined in the employment security agreements to include the acquisition of 20% or more of the Corporation’s common stock, certain mergers, consolidation and asset transfers, or the election, without the consent of two-thirds of the incumbent board of directors, of the lesser of three directors or a majority of the directors then in office.

Change in control benefits under the employment security agreements generally include a lump sum cash payment equivalent to three years’ base salary and bonus and a prorated bonus for the year of termination, continuation of medical, dental, life insurance, and other similar benefits for three years, and full vesting of stock options, restricted stock units, and performance stock units. Terminated executives also receive a post-termination exercise period equal to the lesser of five years or the original expiration date for all outstanding non-qualified stock options and incentive stock options granted on or after September 25, 2001, a three-year age and service credit for benefits under the Corporation’s Supplemental Pension Plan, and up to an additional three years of age and/or service credit to determine eligibility and subsidy for participation in the Corporation’s retiree medical program. The employment security agreements also provide that the Corporation will reimburse the executives for any excise tax imposed on payments under the agreements as well as taxes imposed on such reimbursement amounts.

Discussion and Analysis. The purpose of these agreements is to provide an executive with sufficient security so that the executive is not distracted from job duties, financially threatened by potential job loss, or motivated to act contrary to the best interests of the Corporation and its stockholders prior to, during, or after a change in control. The Corporation believes the employment security agreements are critical to its ability to attract and retain key executives for the following reasons:

—	The Corporation does not have employment agreements with its named executive officers;

—

The protection afforded by the employment security agreements provides appropriate motivation for the Corporation’s executives when considering whether any change in control is in the best interests of the Corporation; and

—	Change in control protection for executives is prevalent in the competitive environment in which the Corporation operates.

Severance Benefits

The Corporation maintains a broad-based severance plan for substantially all full-time U.S. employees. The named executive officers participate in this plan on the same terms as all other eligible employees. The Corporation’s ability to make payments pursuant to the severance plan may be restricted during the time the U.S. Treasury maintains its investment in the Corporation’s preferred stock under the CPP, subject to the issuance of regulations by the U.S. Treasury pursuant to EESA and ARRA. See “Other Issues Relevant To Executive Compensation—EESA and ARRA” beginning on page 38 of this proxy statement.

Description of Severance Benefits. The named executive officers, like all other eligible employees participating in the severance plan, receive severance benefits that include a lump sum payment of two weeks of base salary for each year of completed service up to but less than 25 years, or 52 weeks of base salary for 25 years or more of completed service to the Corporation, provided, that benefits may not exceed two times the lesser of (i) the named executive officer’s annualized base salary for the year preceding the year in which the named executive officer’s termination of employment occurs or (ii) the annual Code compensation limit for retirement plans ($230,000 in 2008). Under the plan, eligible employees (including the named executive officers) also would be entitled to a COBRA subsidy based on their length of service to help cover the costs of continuation coverage under the employer’s medical and dental plans, full vesting under TIP and Supplemental TIP, one additional year of vesting service under the Pension Plan and the Supplemental Pension Plan, enhanced early retirement eligibility under the Pension Plan for employees who have reached age 54 with 14 years of credited service, and outplacement assistance. These severance benefits are contingent upon execution of a release, waiver and settlement agreement with the Corporation. Severance payments will be reduced by any severance payments made under employment security agreements or any other benefit plan, program or individual contract.

Discussion and Analysis. The purpose of the severance plan is to provide reasonable severance benefits to employees who are involuntarily terminated without cause due to a reduction in force, job elimination or similar reasons specified in the severance plan. The Corporation believes that the availability of severance benefits allows the Corporation to compete with its peer group companies in attracting and retaining key executives.

OTHER ISSUES RELEVANT TO EXECUTIVE COMPENSATION

EESA and ARRA

On November 14, 2008, as part of the CPP and pursuant to the terms of a Letter Agreement, dated November 14, 2008 and the related Securities Purchase Agreement—Standard Terms (collectively, the “Securities Purchase Agreement”), the Corporation issued and sold to the U.S. Treasury (i) 1,576,000 shares of the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B, without par value and having a liquidation preference of $1,000 per share, and (ii) a ten-year warrant to purchase up to 3,824,624 shares of the Corporation’s common stock, par value $1.66 2/3 per share, at an exercise price of $61.81 per share, for an aggregate purchase price of $1.576 billion in cash.

Executive Compensation Limitations under EESA, ARRA and the Securities Purchase Agreement. Under EESA, ARRA and the Securities Purchase Agreement, the Corporation will be subject to certain restrictions with respect to the compensation of its Senior Executive Officers and other specified employees until such time as the U.S. Treasury ceases to own any equity or debt securities acquired from the Corporation pursuant to the CPP (the “Securities”). The specific impact of the restrictions and limitations is currently uncertain, as a number of the provisions remain subject to the issuance of regulations by the U.S. Treasury. The Corporation is continuing to assess the impact of the new restrictions and limitations on its compensation practices and will assess and comply with applicable regulations issued by the U.S. Treasury when available.

For purposes of these restrictions, “Senior Executive Officers” or “SEOs” are defined as (1) the principal executive officer, (2) the principal financial officer and (3) the three most highly compensated executive officers other than the principal executive and financial officers as determined under applicable SEC rules. The Corporation has determined the following named executive officers of the Corporation constitute “SEOs”: Mr. Waddell, Mr. Fradkin, Mr. Morrison, Mr. Theriault, and Ms. Barrat.

Unnecessary and Excessive Risk. The Corporation must take the following steps to prevent incentivizing SEOs from taking unnecessary and excessive risks that threaten the value of the Corporation during the period the U.S. Treasury holds the Securities:

—

the Committee (i) by February 12, 2009 (90 days after the purchase under the CPP) had to review the SEOs’ incentive and bonus compensation arrangements with senior risk officers (or other personnel that act in a similar capacity) to ensure that the SEO incentive arrangements do not encourage SEOs to take such unnecessary and excessive risks and (ii) must make reasonable efforts to limit any features of the SEOs’ incentive arrangements that would lead the SEO to take such unnecessary and excessive risks;

—

the Committee must meet at least annually while U.S. Treasury holds the Securities with the senior risk officers to review the relationship between the institution’s risk management policies and the SEO incentive arrangements; and

—	the Committee must certify in the Compensation and Benefits Committee Report included in the Corporation’s proxy statement that it has completed the reviews discussed in the prior two bullet points.

General Prohibition. ARRA included an additional compensation standard prohibiting the use of any compensation plan that encourages manipulation of reported earnings.

Prohibition on Bonus, Retention Awards or Incentive Compensation. During the period the U.S. Treasury holds the Securities, the Corporation will be prohibited from paying or accruing any bonus, retention award or incentive compensation to any SEO or the next 20 most highly compensated employees. The methodology for determining the employees constituting the next 20 most highly compensated is currently uncertain and subject to the issuance of regulations by the U.S. Treasury. These restrictions do not apply to “long term” restricted stock that (1) does not “fully” vest while the Securities remain outstanding, (2) has a value that is one-third or less of the total amount of annual compensation of the employee receiving the restricted stock and (3) is subject to such other terms and conditions as U.S. Treasury may determine is in the public interest. The exact application of these restrictions to the Corporation is unclear.

Clawbacks. Any incentive or bonus payments paid to an SEO and the next twenty most highly-compensated employees during the period that the U.S. Treasury holds the Securities must be subject to a “clawback” if the payments were based on materially inaccurate financial statements or any other materially inaccurate financial performance metric criteria.

Golden Parachute Payment Prohibition. The Corporation may not make any “golden parachute payments” to SEOs or the next five most highly compensated employees during the period the U.S. Treasury holds the Securities. For these purposes, the term “golden parachute payment” generally means any payment to a subject individual made on account of any termination from employment.

Deduction Limitations. EESA also applies an amended deduction limitation under Section 162(m) of the Code to the Corporation for the period that U.S. Treasury holds the Securities. Under this new deduction limitation, the deduction limit for remuneration paid to SEOs during any taxable years was reduced from $1 million to $500,000. The $500,000 deduction limit is computed without regard to “performance-based compensation” and certain deferrals of income.

Review and Renegotiation of Previously Paid Compensation. ARRA requires the U.S. Treasury to review any bonuses, retention awards and other compensation paid to SEOs and the next 20 most highly compensated employees before the date of enactment of ARRA to determine whether any of these payments were inconsistent with the purpose of ARRA or TARP or otherwise contrary to the public interest. If so, the U.S. Treasury is directed to negotiate an appropriate reimbursement to the government, although it is not given the authority to compel the return of any payments.

As the Committee reviews the Corporation’s compensation arrangements going forward, it will continue to take into account, and the Corporation will comply with, the restrictions set forth in EESA and ARRA and related regulations, as they are promulgated.

Letter Agreements of the SEOs. In connection with the issuance of the Securities, each of the named executive officers that is or may be an SEO for purposes of the CPP executed a letter agreement acknowledging and agreeing to the following:

—	The officer will not be entitled to receive certain golden parachute payments during the period in which the U.S. Treasury holds the Securities under the CPP (the “CPP Covered Period”).

—

The officer will be required to and shall return to the Corporation any bonus or incentive compensation paid to the officer by the Corporation during the CPP Covered Period if such bonus or incentive compensation is paid to the officer based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

—

Each of the Corporation’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (the “Benefit Plans”) applicable to the officer is amended to the extent necessary to give effect to the immediately preceding bullet points.

—

To the extent that the Corporation determines that the Benefit Plans must be revised to ensure that the Benefit Plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Corporation, the officer and the Corporation will agree to negotiate and effect such changes promptly and in good faith.

Additionally, each of the named executive officers who is an SEO for purposes of the CPP executed a letter agreement setting forth the order in which payments and benefits will be reduced in the event required in connection with “golden parachute” limitations required in connection with the Corporation’s participation in the CPP.

Timing of Equity Compensation Awards

The Committee generally meets in February of each year to consider and act with respect to stock option and stock unit awards (including performance stock units) for the Corporation’s executive officers for the then current fiscal year. This is the same meeting at which annual salary adjustment decisions are made, and cash incentive awards under the MPP are determined based on performance during the recently completed year. The Committee’s February meeting follows the Corporation’s public release of its earnings results for the recently completed fiscal year.

The Committee, on occasion, may grant additional equity awards at other times during the year to newly hired or newly promoted executive officers or, in isolated cases, for special retention purposes. For each grant approved by the Committee, the date of grant is the date on which the Committee acts to approve the award. The Committee acts in strict compliance with the requirements of the Amended and Restated Northern Trust Corporation 2002 Stock Plan, including the requirement that stock options may not be granted at less than 100% of the fair market value of the Corporation’s common stock on the date of grant. The Corporation does not time the grants of its equity compensation awards for the purpose of affecting the value of such executive compensation, nor does it time grants to precede or follow disclosures of material nonpublic information.

The Committee has authorized the CEO and the Executive Vice President, Human Resources and Administration to grant non-qualified stock options and restricted stock units to certain employees (but not including any named executive officer or other executive officers subject to Section 16 of the Securities Exchange Act of 1934), subject to certain conditions and limitations. These grants are effective as of the date of the next regularly scheduled meeting of the Committee following such grant, with the exercise price of the stock options equal to 100% of the fair market value on the effective date. This delegated authority is designed for limited use in connection with new hires or newly promoted executive officers, or for special retention purposes. The delegated authority was not exercised in 2008.

Under EESA, ARRA and the Securities Purchase Agreement, the Corporation will be subject to certain restrictions with respect to the compensation of SEOs and other specified employees until such time as the U.S. Treasury ceases to own any equity or debt securities acquired from the Corporation pursuant to the CPP. The specific impact of the restrictions and limitations is currently uncertain, as a number of the provisions remain subject to the issuance of regulations by the U.S. Treasury. The Corporation is continuing to assess the impact of the new restrictions and limitations on its compensation practices, including its equity award practices, and will assess and comply with applicable regulations issued by the U.S. Treasury when available. After completion of that assessment or in the event that the Corporation redeems the senior preferred shares sold to it by the U.S. Treasury pursuant to the CPP, the Committee may grant equity awards later in 2009.

Stock Ownership Target Guidelines

Stock ownership and stock retention levels are among the factors in the setting of executive compensation for the named executive officers and other executives. Effective January 1, 2009, the

Corporation revised the stock ownership target guidelines for its executive officers and directors that were originally implemented effective January 1, 2006. The guidelines identify a target number of shares of common stock that the executive officers and directors are expected to accumulate within five years. The specific stock ownership target guidelines are based on the lesser of (i) a multiple of base salary ranging from two-to-ten times and (ii) a fixed number of shares, depending upon the executive officer’s position and responsibilities.

The revised target guideline applicable to the CEO and the Chairman (if an employee of the Corporation) is the lesser of the number of shares having a value equal to ten times base salary or 150,000 shares. For the other named executive officers, the revised target guideline ranges from the lesser of the number of shares having a value equal to five times base salary or 45,000 shares. For directors, the revised target guideline is the lesser of the number of shares having a value equal to five times the annual cash retainer or 10,000 shares, of which 1,000 shares are expected to be owned within the first year of joining the board and the remainder are expected to be owned within five years of joining the board. The calculation of shares of common stock includes shares purchased on the open market, shares owned jointly with or separately by spouses and children, shares held through TIP, shares obtained through stock option exercises (but not including unexercised stock options) and stock award distributions, and 50% of unvested restricted stock units, stock awards and deferred stock units (100% of deferred stock units in the case of directors).

Each named executive officer and director currently meets or exceeds the stock ownership target guidelines.

Roles of the Committee, Management and Consultants

Role of the Committee. At its February meeting each year, the Committee reviews the total compensation of each named executive officer of the Corporation. The Committee has adopted the Committee Guidelines referenced above, which are used to set base salaries, determine annual cash incentives for the year just concluded, and approve equity incentive awards for the current year. The Committee and the CEO use the guidelines to align the components of individual compensation with respect to the named executive officer’s individual responsibilities, contributions, and the overall success of the Corporation’s business. Total compensation is determined within the context of providing an appropriate mix of base salary, cash and equity incentives, and retirement benefits. During the course of the year, the Committee also reviews the Corporation’s retirement benefit program and other forms of benefits and compensation, including perquisites, that may be paid to the named executive officers.

The Committee makes executive compensation decisions after careful review and analysis of information deemed relevant. In doing so, it considers all components of the Corporation’s executive compensation program in total rather than looking at any one component in isolation. In its review, the Committee recognizes and considers the impact that certain compensation actions may have on the potential values of other pay and benefit programs. In making compensation decisions, the Committee reviews summary sheets showing the dollar value of the following components of compensation and benefits for each named executive officer during their recent history with the Corporation, including:

—	Base salaries;

—	Annual cash incentives;

—	Deferred annual cash incentives, together with the interest paid thereon;

—	Equity awards, including awards of stock options, restricted stock units, restricted stock and performance shares;

—	Retirement benefits;

—	Employment security benefits under certain situations associated with a change in control of the Corporation;

—	Health and welfare benefits (medical, dental, disability, and life insurance programs); and

—	Perquisites and other benefits.

As provided in the Committee charter, the Committee has sole authority to select, retain and terminate the engagement of any consultant in connection with any compensation and benefits matter, and has authority to obtain advice and assistance from internal or external legal, accounting, or other advisors. As discussed in more detail below under the caption “Role of Hewitt,” the Committee has retained Hewitt as its human resources consulting firm to advise the Committee on matters pertaining to executive compensation.

Role of the Human Resources Department. The Corporation’s Human Resources Department assists the Committee in its compensation and benefits related determinations by collecting and providing to the Committee relevant historical and current market data, including data received from Hewitt, the human resources consulting firm retained by the Committee in connection with matters pertaining to executive compensation, regarding peer group compensation practices and industry trends. Such information is compiled and presented to the Committee in advance of the February meeting. The Head of Human Resources and Administration attends and participates in all Committee meetings, including in particular the meeting of the Committee at which the information collected by the Human Resources Department and the Hewitt information are presented.

With respect to the compensation of the Chairman (if the Chairman is an employee of the Corporation), the Human Resources Department provides historical and current data concerning the compensation of the Chairman. Such information is presented to the Committee in the context of historical and current market data provided by Hewitt concerning the compensation of chairmen of the peer group companies listed on page 22 of this proxy statement. The Committee utilizes this data in undertaking its responsibility, consistent with its charter, to determine and approve the compensation (including each specific component comprising the total compensation package) to be paid or provided to the Chairman based on its evaluation of their respective performance against the Corporation’s goals and objectives. The Head of Human Resources and Administration participates in the discussions of the Committee concerning the setting of the compensation of the Chairman and provides such guidance in those discussions as requested by the Committee.

With respect to the compensation of the CEO, the Human Resources Department provides historical and current data concerning the compensation of the CEO. Such information is presented to the Committee in the context of historical and current market data provided by Hewitt concerning the compensation of CEOs of the peer group companies listed on page 22 of this proxy statement. The Committee utilizes this data in undertaking its responsibility, consistent with its charter, to determine and approve the compensation (including each specific component comprising the total compensation package) to be paid or provided to the CEO based on its evaluation of their respective performance against the Corporation’s goals and objectives. In determining any long-term incentive component of such compensation, the Committee’s evaluation takes into specific account the Corporation’s performance and relative stockholder return, the value of similar incentive awards given to the CEOs of peer group and other comparable companies, including companies in the financial services industry, the value of long-term incentive awards granted in recent years, and the retention of those awards. The Head of Human Resources and Administration participates in the discussions of the Committee concerning the setting of the compensation of the CEO and provides such guidance in those discussions as requested by the Committee.

With respect to the compensation of all other executive officers other than the CEO, the Human Resources Department assists the CEO in his formulation of compensation recommendations by providing historical and current market data and specific information concerning the historical and current compensation of executive officers for which the CEO is establishing recommendations. This includes information comparing such executive officers’ stock ownership measured against stock ownership guidelines approved by the Committee. Once the CEO has established compensation recommendations for executive officers, those recommendations are presented by the Human Resources Department in a report to the Committee delivered in advance of the February meeting. This report includes the summary sheets referenced on page 42 of this proxy statement and provides the Committee with guidance comparing the recommendations against historical and current data and market trends, on a comprehensive basis, by individual position and by the specific compensation components listed on pages 42 and 43 of this proxy statement.

Role of the CEO. The Committee, consistent with its charter, retains ultimate oversight and responsibility for review and approval of the compensation of executive officers. In fulfilling these obligations, the Committee benefits from the review and evaluation of executive officer compensation undertaken by the CEO with assistance from the Corporation’s Human Resources Department.

The CEO provides to the Committee his recommendations for total compensation (including the specific elements and mix of such compensation) to be paid to each of the Corporation’s executive officers other than the CEO and the Chairman (if an employee of the Corporation). In establishing such recommendations, the CEO evaluates the performance of executive officers during the prior year against performance expectations established by the CEO. These performance expectations are not weighted or scored and are comprised of a mix of objective and subjective factors. As noted previously, some performance expectations may relate to quantitative aspects of the Corporation’s financial results, while others may be more qualitative aspects, such as the achievement of acquisition integration, client development or diversity goals. In formulating his recommendations, the CEO is assisted by the Human Resources Department which supplies data regarding historical and current compensation, as well as comparative data supplied by Hewitt, for each executive officer.

The recommendations of the CEO are reviewed by the Committee in advance of its meeting. The recommendations are presented to the Committee by the Corporation’s Human Resources Department in a summary report that provides direct comparison of the recommendations against the historical and current comparative data supplied by the Human Resources Department and Hewitt. The recommendations and this comparative data are reviewed and evaluated by the Committee in the context of additional information on broader industry compensation trends and market practices as reported by Hewitt. The Committee gives substantial weight to the recommendations of the CEO, but retains the ultimate oversight and responsibility to make modifications to the total compensation or the levels of particular compensation elements recommended by the CEO.

Role of Hewitt. The Committee has retained Hewitt as its human resources consulting firm to advise the Committee on matters pertaining to executive compensation. Hewitt’s engagement encompasses the following consulting services:

—

Assist the Committee’s decision-making with respect to executive compensation, ensuring that the Committee’s actions are consistent with the Corporation’s business needs, pay philosophy, prevailing market practices, and relevant legal and regulatory mandates.

—	Provide market data as background against which the Committee can consider CEO and senior management base salary, bonus, and long-term incentive awards each year.

—	Consult with the Committee on how best to make compensation decisions with respect to the Corporation’s management while continuing to represent stockholders’ long-term interests.

—	Apprise the Committee of best practices in association with director compensation.

In connection with the Committee’s review and approval of the compensation of the Corporation’s CEO and other executive officers, Hewitt was asked to provide comparative data and other information on current compensation practices and trends for chief executive officers and other executive officers in the financial services industry. At the request of the Committee, Hewitt provided information to the Committee on compensation paid by the peer group companies identified on page 22 of this proxy statement to chief executive officers and other executive officer positions comparable to the Corporation’s executive officer positions. The purpose of this information was to provide the Committee with comparative information against which to evaluate the competitiveness of the proposed CEO compensation being reviewed and evaluated by the Committee as well as the competitiveness of executive officer compensation recommended to the Committee by the CEO. The report reviewed the total compensation paid to executives at companies in the peer group during the previous year and how the compensation of similar positions at the Corporation compared to the median of those comparative compensation figures. This comparative data was also utilized by the Human Resources Department in the production of materials distributed to the Committee in advance of its meeting (including the summary sheets referenced on page 42 of this proxy statement).

Hewitt’s representative generally attends all meetings of the Committee throughout the year and undertakes such specific projects as assigned by the Committee from time to time. In 2008, Hewitt’s representative attended all meetings of the Committee at which compensation was reviewed and approved, presented Hewitt’s comparative compensation data (as well as Hewitt’s general insights into compensation trends and prevailing market practices), presented its views on the compensation proposed for approval by the Committee (taking into account its market research and insights into prevailing trends), and responded to specific questions of Committee members.

Deductibility of Executive Compensation

The Corporation views the tax deductibility of executive compensation under Section 162(m) of the Code as an important factor to be considered in determining the forms and amounts of executive compensation. The Corporation, through the Committee, reviews each material element of compensation on a continuing basis and takes steps to assure deductibility if that can be accomplished without sacrificing flexibility and other important elements of the overall executive compensation program.

Base salary and the amounts set forth in the “All Other Compensation” column of the Summary Compensation Table do not, by their nature, qualify as “performance based compensation” under Section 162(m). The Corporation has taken appropriate steps, including obtaining stockholder approval, to qualify the MPP and the Amended and Restated 2002 Stock Plan as “performance based compensation” so that cash awards under the MPP and awards of stock options and performance stock units under the Amended and Restated 2002 Stock Plan are or will be fully tax deductible. The Corporation also provides in its restricted stock unit agreements under the Amended and Restated 2002 Stock Plan that the payment of the stock units is mandatorily deferred until the earlier of (a) the year in which the Committee reasonably anticipates that, if the payment is made during that year, the deduction of the payment will not be barred by Code Section 162(m), or (b) the period beginning with the date of the participant’s separation from service (as defined in the Amended and Restated 2002 Stock Plan) and ending on the later of the last day of the Corporation’s taxable year in which the participant incurs a separation from service or the 15th day of the third month following such separation from service.

During the period that the U.S. Treasury holds equity or debt securities of the Corporation under the CPP, authorized by EESA, the Corporation’s deductions under Section 162(m) of the Code will be further restricted. See “Other Issues Relevant to Executive Compensation—EESA and ARRA” beginning on page 38 of this proxy statement. The amended deduction limitations under EESA eliminate deductibility of any cash incentive awards under the MPP and any distribution of performance stock units or taxable gains from the exercise of stock options under the Amended and Restated 2002 Stock Plan. These amended deduction limitations are applicable to the Corporation beginning on November 14, 2008, the date the Corporation became a participant in the CPP. Because no incentive cash awards were paid under the MPP for 2008, the impact of the limitations on deductibility of 2008 compensation was minimal. However, for 2008, the Corporation was required to reverse a portion of the previously accrued income tax benefits for equity awards granted in 2008 and prior to 2008 that had been assumed to be deductible but that may no longer be tax deductible under the new limitations.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for the Corporation’s CEO, chief financial officer, and the three other most highly compensated executive officers for the year ended December 31, 2008. The table also sets forth information concerning the compensation of William A. Osborn, the Chairman of the Corporation. Mr. Osborn retired as an executive officer of the Corporation effective November 12, 2008. He is included as a named executive officer in this proxy statement with respect to his service and compensation as an executive officer until the effective date of his retirement. Mr. Osborn’s compensation for services as Chairman of the Corporation and a non-employee director following his November 12, 2008 retirement date are described under “Director Compensation” beginning on page 71 of this proxy statement.

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(3) (f)	Non-Equity Incentive Plan Compen- sation ($)(4) (g)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)(5) (h)	All Other Compen- sation ($)(6) (i)	Total ($) (j)
William A. Osborn Chairman	2008	$948,750	—	$2,113,063	$2,200,310	—	$3,553,025	$71,550	$8,886,698
	2007	$1,087,500	—	$4,047,402	$3,392,057	$4,300,000	$1,523,056	$85,072	$14,435,087
	2006	$1,037,500	—	$2,028,844	$4,266,274	$2,500,000	$912,263	$90,899	$10,835,780
Frederick H. Waddell President and Chief Executive Officer	2008	$856,250	—	$1,976,734	$2,803,792	—	$2,263,989	$87,066	$7,987,831
	2007	$706,250	—	$1,629,807	$1,339,038	$1,500,000	$801,412	$52,530	$6,029,037
	2006	$612,500	—	$790,161	$643,444	$700,000	$615,874	$46,320	$3,408,299
Steven L. Fradkin Executive Vice President and Chief Financial Officer	2008	$537,500	—	$751,929	$547,494	—	$503,087	$35,099	$2,375,109
	2007	$493,750	—	$865,425	$421,112	$725,000	$161,556	$29,025	$2,695,868
	2006	$468,750	—	$470,202	$309,062	$550,000	$209,519	$33,279	$2,040,812
Sherry S. Barrat President—Personal Financial Services	2008	$550,000	—	$666,659	$728,028	—	$807,130	$35,601	$2,787,418
	2007	$537,500	—	$778,729	$698,981	$700,000	$391,755	$130,164	$3,237,129
	2006	$500,000	—	$383,391	$882,683	$525,000	$192,630	$464,347	$2,948,051
William L. Morrison President—Personal Financial Services	2008	$550,000	—	$834,699	$734,196	—	$553,812	$31,575	$2,704,282
	2007	$543,750	—	$1,004,856	$698,981	$700,000	$237,751	$35,269	$3,220,607
	2006	$518,750	—	$615,556	$1,188,365	$525,000	$211,126	$32,394	$3,091,191
Timothy J. Theriault President—Corporate and Institutional Services	2008	$550,000	—	$805,760	$572,520	—	$548,280	$26,116	$2,502,676
	2007	$543,750	—	$979,440	$473,225	$725,000	$158,072	$36,635	$2,916,122
	2006	$518,750	—	$596,544	$401,024	$550,000	$210,903	$34,544	$2,311,765

(1) Salary. Salary adjustments for each named executive officer during 2006 were effective April 1, 2006, except that Ms. Barrat’s salary adjustment became effective on January 1, 2006. Salary adjustments for each named executive officer during 2007 were effective April 1, 2007. Salary adjustments for each named executive officer during 2008 were effective April 1, 2008.

(2) Stock Awards. This column shows the dollar amount recognized by the Corporation for financial statement reporting purposes in 2006, 2007, and 2008 in accordance with SFAS No. 123(R) for all outstanding restricted stock units and performance stock units granted to each named executive officer. See footnote 23 to the Consolidated Financial Statements contained in the Corporation’s 2008 Annual Report to Stockholders for a discussion of the assumptions made by the Corporation in the valuation of these stock unit awards, including that dividend equivalents will be paid on these stock unit awards.

The total value of the restricted stock units and performance stock units reported in the “Stock Awards” column is different from the total grant date fair value of the restricted stock unit and performance stock unit awards granted in the applicable year because the “Stock Awards” column includes, as required by SFAS No. 123 (R), the expense of awards granted in prior years where the vesting period for those awards extends into the year presented. The grant date fair value for restricted stock units and performance stock units granted in 2006, 2007 and 2008 to the named executive officers was as follows:

	Grant Date Fair Value

Name	2006 Restricted Stock Units	2006 Performance Stock Units	2006 Total Stock Units	2007 Performance Stock Units	2008 Performance Stock Units
William A. Osborn	$1,611,142	$1,611,142	$3,222,284	$5,500,028	—
Frederick H. Waddell	$1,802,225	$444,475	$2,246,700	$1,833,385	$3,000,065
Steven L. Fradkin	$333,356	$333,356	$666,712	$1,133,384	$1,000,069
Sherry S. Barrat	$333,356	$333,356	$666,712	$1,133,384	$1,000,069
William L. Morrison	$366,697	$366,697	$733,394	$1,133,384	$1,000,069
Timothy J. Theriault	$366,697	$366,697	$733,394	$1,133,384	$1,000,069

No shares of common stock were issued to executives in connection with performance stock units granted in 2006 because the pre-determined performance goals applicable to those awards were not satisfied. The footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table set forth on page 53 of this proxy statement contain vesting and other additional information about the restricted stock unit awards made in 2006 and the performance stock unit awards made in 2006, 2007 and 2008.

Dividend equivalents on restricted stock units and performance stock units held or deferred by a named executive officer are paid on a current basis. Dividend equivalents paid on restricted stock units and performance stock units of each named executive officer in 2006 were: Mr. Osborn: $364,598; Mr. Waddell: $60,764; Mr. Fradkin: $42,411; Mr. Morrison: $56,634; Mr. Theriault: $54,794; and Ms. Barrat: $33,671. Dividend equivalents paid on restricted stock units and performance stock units of each named executive officer in 2007 were: Mr. Osborn: $476,209; Mr. Waddell: $105,520; Mr. Fradkin: $56,714; Mr. Morrison: $71,500; Mr. Theriault: $69,500; and Ms. Barrat: $47,968. Dividend equivalents paid on restricted stock units and performance stock units of each named executive officer in 2008 were: Mr. Osborn: $557,161; Mr. Waddell: $158,672; Mr. Fradkin: $73,602; Mr. Morrison: $91,036; Mr. Theriault: $88,763; and Ms. Barrat: $65,644.

(3) Option Awards. This column shows the dollar amount recognized by the Corporation for financial reporting purposes in 2006, 2007 and 2008 in accordance with SFAS No. 123(R) for all outstanding stock options granted to each named executive officer. See footnote 23 to the Consolidated Financial Statements contained in the Corporation’s 2008 Annual Report to Stockholders for a discussion of the assumptions made by the Corporation in the valuation of these option awards, including that dividend equivalent payments are factored into the option valuation.

Under SFAS No. 123(R), the fair value of option awards is recognized as expense over the vesting period of the award except where it is accelerated for employees who, under the award agreements, are retirement-eligible or will become retirement-eligible during the vesting period. The value of the stock options reported in the “Option Awards” column is different from the grant date fair value of the stock options granted in the applicable year for the following reasons: (i) the “Option Awards” column includes, as required by SFAS No. 123(R), the expense of awards granted in prior years where the vesting period for those awards extends into the year presented to the extent the expense was not previously accelerated due to retirement-eligibility of the employees and (ii) the “Option Awards” column for 2006, 2007 and 2008 option awards includes the full or accelerated expense for those employees that were retirement-eligible prior to the year presented (Mr. Osborn and Ms. Barrat), were deemed retirement-eligible as of the applicable year (Mr. Morrison), or will become retirement-eligible during the vesting period of the applicable option awards (Mr. Waddell). In contrast, the expense of the option awards for non-retirement-eligible employees (Mr. Fradkin and Mr. Theriault) is spread equally over the full vesting period. The grant date fair value for stock options granted in 2006, 2007 and 2008 to the named executive officers was as follows:

Name	Grant Date Fair Value of Stock Options
	2006	2007	2008
William A. Osborn	$4,266,274	$3,392,057	$2,172,281
Frederick H. Waddell	$1,176,906	$1,130,697	$2,172,281
Steven L. Fradkin	$882,683	$698,981	$724,105
Sherry S. Barrat	$882,683	$698,981	$724,105
William L. Morrison	$970,950	$698,981	$724,105
Timothy J. Theriault	$970,950	$698,981	$724,105

The footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table set forth on page 53 of this proxy statement contain vesting and other additional information about the stock option awards made in 2006, 2007 and 2008.

(4) Non-Equity Incentive Plan Compensation. This column shows the annual cash incentives earned by the named executive officers in 2006, 2007 and 2008 under the MPP. As described in the “Compensation Discussion and Analysis—Principal Elements of the Corporation’s Executive Compensation Program—Cash Compensation—Annual Cash Incentives” section of this proxy statement, these annual cash incentives are fully deductible as performance based compensation under Section 162(m) of the Code.

(5) Change in Pension Value and Nonqualified Deferred Compensation Earnings. This column shows the increase from September 30, 2005 to September 30, 2006 (the measurement date used for reporting purposes in the Corporation’s 2006 Financial Annual Report to Stockholders), the increase from September 30, 2006 to September 30, 2007 (the measurement date used for reporting purposes in the Corporation’s 2007 Financial Annual Report to Stockholders) and the increase from September 30, 2007 to December 31, 2008 (the measurement date used for reporting purposes in the Corporation’s 2008 Annual Report to Stockholders) in the actuarial present value of accumulated benefits for each named executive officer under the Pension Plan and the Supplemental Pension Plan. It does not include any above-market or preferential earnings on deferred compensation as the Corporation does not pay above-market or preferential interest on the deferred compensation of its named executive officers. Amounts shown for the period September 30, 2005 to September 30, 2006 have been restated to reflect a correction in the applicable early retirement ages used in these calculations.

(6) All Other Compensation. The table below provides a breakdown of the amounts shown in the “All Other Compensation” column for each named executive officer in 2006, 2007 and 2008.

		Perquisites (a)			Other Compensation		Total
Name	Year	Financial Consulting/ Tax Return Preparation Services	Personal Use of Corporation’s Automobiles	Relocation (b)	Tax Re- imburse- ments (c)	TIP/ Supplemental TIP Contributions (d)
William A. Osborn	2008	$13,500	$ 9,226	—	$5,511	$43,313	$71,550
	2007	$ 9,500	$15,111	—	$9,273	$51,188	$85,072(e	)
	2006	$ 9,500	$19,923	—	$12,588	$48,888	$90,899
Frederick H. Waddell	2008	$13,500	$21,613	—	$13,421	$38,531	$87,065
	2007	$ 9,500	$ 5,678	—	$3,321	$34,031	$52,530
	2006	$ 9,500	$ 4,477	—	$2,581	$29,763	$46,320
Steven L. Fradkin	2008	$ 9,880	$ 624	—	$407	$24,188	$35,099
	2007	$ 4,000	$ 337	—	$219	$24,469	$29,025
	2006	$ 9,000	$ 609	—	$376	$23,294	$33,279
Sherry S. Barrat	2008	$10,580	$ 164	—	$107	$24,750	$35,601
	2007	$ 7,500	$ 69	$58,202	$37,955	$26,438	$130,164
	2006	$ 7,930	$ 138	$380,661	$50,918	$24,700	$464,347
William L. Morrison	2008	$ 6,825	—	—	—	$24,750	$31,575
	2007	$ 8,550	—	—	—	$26,719	$35,269
	2006	$ 6,850	—	—	—	$25,544	$32,394
Timothy J. Theriault	2008	$ 1,150	$ 131	—	$85	$24,750	$26,116
	2007	$ 9,500	$ 252	—	$164	$26,719	$36,635
	2006	$ 9,000	—	—	—	$25,544	$34,544

(a) Perquisites. All perquisites are valued based on the aggregate incremental cost to the Corporation, as required by the SEC’s rules. The “Compensation Discussion and Analysis—Additional Elements of Compensation—Perquisites and Other Benefits” section of this proxy statement contains additional information about the perquisites provided by the Corporation to its named executive officers.

(b) Relocation. The amounts in this column represent the payment of property management expenses and closing costs for Ms. Barrat under the Corporation’s relocation program in connection with the sale of her home in California and her relocation to Illinois.

(c) Tax Reimbursements. This column shows the amount of tax reimbursement associated with the use of the Corporation’s automobiles for business-related purposes and, in Ms. Barrat’s case, her relocation expenses.

(d) TIP/Supplemental TIP Contributions. This column reflects matching and profit sharing contributions made on behalf of the named executive officers to TIP and Supplemental TIP, both of which are defined contribution plans, as described above under “Compensation Discussion and Analysis—Principal Elements of the Corporation’s Executive Compensation Program—Retirement Benefits—Description of Principal Retirement Benefits—TIP and Supplemental TIP.”

(e) From time to time since 1998, the Corporation has made charitable contributions in support of the Noble Network of Charter Schools. In furtherance of this long-standing history of charitable support for the Noble Network and in recognition of Mr. Osborn’s years of service as CEO of the Corporation, on December 28, 2007, the Corporation made a charitable contribution to the Noble Network in the amount of $1 million in honor of Mr. Osborn. This amount is not included in the table above. The Noble Network has informed the Corporation that it intends to name one of its new schools to be opened in 2009 or 2010 in honor of Mr. Osborn.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information for each named executive officer with respect to:

—	Estimated possible payouts under non-equity incentive plan awards for 2008;

—	Estimated future payouts under equity incentive plan awards for 2008;

—	Other stock awards made in 2008; and

—	Stock options granted in 2008.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4) (i)	All Other Option Awards: Number of Securities Underlying Options (#)(5) (j)	Exercise or Base Price of Option Awards ($/sh)(6) (k)	Grant Date Fair Value of Stock and Option Awards(7) (l)
Name (a)	Grant Date(1) (b)	Thresh- old ($) (c)	Target ($) (d)	Maxi- mum ($) (e)	Thresh- old (#) (f)	Target (#) (g)	Maxi- mum (#) (h)
William A. Osborn	2/19/2008	—	$4,300,000	$4,768,800
	2/19/2008								126,352	$71.230	$2,172,281
	2/19/2008
Frederick H. Waddell	2/19/2008	—	$1,500,000	$4,768,800
	2/19/2008								126,352	$71.230	$2,172,281
	2/19/2008				31,589	42,118	52,648				$3,000,065
Steven L. Fradkin	2/19/2008	—	$725,000	$2,384,400
	2/19/2008								42,118	$71.230	$724,105
	2/19/2008				10,530	14,040	17,550				$1,000,069
Sherry S. Barrat	2/19/2008	—	$700,000	$2,384,400
	2/19/2008								42,118	$71.230	$724,105
	2/19/2008				10,530	14,040	17,550				$1,000,069
William L. Morrison	2/19/2008	—	$700,000	$2,384,400
	2/19/2008								42,118	$71.230	$724,105
	2/19/2008				10,530	14,040	17,550				$1,000,069
Timothy J. Theriault	2/19/2008	—	$725,000	$2,384,400
	2/19/2008								42,118	$71.230	$724,105
	2/19/2008				10,530	14,040	17,550				$1,000,069

(1) Grant Date. In each case, the “Grant Date” reflects the date on which the Compensation and Benefits Committee acted to approve the grant of the award.

(2) Estimated Possible Payouts Under Non-Equity Incentive Plan Awards. These columns show the range of potential payouts under the MPP based on the Corporation’s performance in 2008. “Threshold” and “Target” awards under the MPP were not determinable as the MPP authorizes the Committee to award annual cash incentives ranging from $0 to the following maximum award limitations (“Maximum” awards): Chairman, the CEO or a combined Chairman and CEO position—0.6% of consolidated net income; President, any Vice Chairman, COO, or a combined President and COO—0.4% of consolidated net income; and the other named executive officers—0.3% of consolidated net income. Where “Target” awards are not determinable, the SEC rules require the disclosure of representative amounts based on the previous fiscal year’s performance. Accordingly, the Corporation has disclosed in the “Target” column the MPP awards paid to the named executive officers for 2007. The amounts paid under the MPP for 2008 appear in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(3) Estimated Future Payouts Under Equity Incentive Awards. These columns show the range of potential performance stock units that could be earned by the named executive officers based on grants made under the 2002 Stock Plan in 2008. For a further discussion of these performance goals, please see the discussion under “Principal Elements of the Corporation’s Executive Compensation Program – Equity Compensation – Equity Compensation Determinations – Performance Stock Units” beginning on page 30 of this proxy statement.

(4) All Other Stock Awards: Number of Shares of Stock or Units. This column reflects that no restricted stock units were granted to the named executive officers in 2008.

(5) All Other Option Awards: Number of Securities Underlying Options. This column shows the number of shares that may be issued to the named executive officers upon exercise of stock options granted in 2008.

(6) Exercise Price. In 2008, the exercise price for all stock options was the closing sale price of the Corporation’s common stock on the date of grant. In each case, the exercise price was equal to or greater than the closing market price of the Corporation’s common stock on the date of grant.

(7) Grant Date Fair Value. The grant date fair value of the stock and option awards was computed in accordance with SFAS No. 123(R).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for each named executive officer with respect to:

—	Each stock option to purchase common stock that had not been exercised and remained outstanding at December 31, 2008; and

—	Each award of restricted stock units and performance stock units that had not vested and remained outstanding at December 31, 2008.

	Option Awards(1)					Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5) (j)
William A. Osborn	—	126,352	—	$71.230	11/12/2013	77,951	$4,064,365	82,257	$4,288,880
	48,829	146,484	—	$63.360	11/12/2013
	139,129	139,129	—	$52.095	11/12/2013
	300,000	—	—	$44.465	11/12/2013
	250,000	—	—	$49.120	11/12/2013
	150,000	—	—	$32.615	2/18/2013
	135,000	—	—	$52.300	5/20/2012
	16,774	—	—	$53.655	2/19/2012
	150,000	—	—	$68.105	5/21/2011
	170,000	—	—	$70.281	5/15/2010
	100,000	—	—	$45.156	5/13/2009
Frederick H. Waddell	—	126,352	—	$71.230	2/19/2018	58,532	$3,051,858	79,586	$4,149,614
	16,277	48,828	—	$63.360	2/20/2017
	38,380	38,381	—	$52.095	2/21/2016
	75,000	—	—	$44.465	2/15/2015
	90,000	—	—	$49.120	2/17/2014
	44,048	—	—	$32.615	2/18/2013
	25,000	—	—	$52.300	5/20/2012
	2,461	—	—	$53.655	2/19/2012
	25,000	—	—	$68.105	5/21/2011
	35,000	—	—	$70.281	5/15/2010
Steven L. Fradkin	—	42,118		$71.230	2/19/2018	21,899	$1,141,814	38,327	$1,998,370
	10,062	30,185	—	$63.360	2/20/2017
	28,785	28,786	—	$52.095	2/21/2016
	55,000	—	—	$44.465	2/15/2015
	50,000	—	—	$49.120	2/17/2014
	30,000	—	—	$52.300	5/20/2012
	2,796	—	—	$53.655	2/19/2012
	30,000	—	—	$68.105	5/21/2011
	25,000	—	—	$70.281	5/15/2010

	Option Awards(1)					Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5) (j)
Sherry S. Barrat	—	42,118	—	$71.230	2/19/2018	14,733	$768,179	38,327	$1,998,370
	10,062	30,185	—	$63.360	2/20/2017
	28,785	28,786	—	$52.095	2/21/2016
	30,000	—	—	$44.465	2/15/2015
	35,000	—	—	$49.120	2/17/2014
	38,680	—	—	$32.615	2/18/2013
	25,000	—	—	$52.300	5/20/2012
	2,125	—	—	$53.655	2/19/2012
	25,000	—	—	$68.105	5/21/2011
	25,000	—	—	$70.281	5/15/2010
	4,428	—	—	$45.156	5/13/2009
William L. Morrison	—	42,118	—	$71.230	2/19/2018	32,039	$1,670,513	38,967	$2,031,739
	10,062	30,185	—	$63.360	2/20/2017
	31,664	31,664	—	$52.095	2/21/2016
	75,000	—	—	$44.465	2/15/2015
	90,000	—	—	$49.120	2/17/2014
	15,519	—	—	$32.615	2/18/2013
	40,000	—	—	$52.300	5/20/2012
	3,635	—	—	$53.655	2/19/2012
	35,000	—	—	$68.105	5/21/2011
	40,000	—	—	$70.281	5/15/2010
Timothy J. Theriault	—	42,118	—	$71.230	2/19/2018	29,039	$1,514,093	38,967	$2,031,739
	10,062	30,185	—	$63.360	2/20/2017
	31,664	31,664	—	$52.095	2/21/2016
	80,000	—	—	$49.120	2/17/2014
	38,087	—	—	$52.300	5/20/2012
	3,355	—	—	$53.655	2/19/2012
	35,000	—	—	$68.105	5/21/2011
	40,000	—	—	$70.281	5/15/2010

(1) Stock Options. Stock options are granted with an exercise price equal to the closing sale price of the common stock on the date of grant and expire 10 years after the date of the grant. This approach is designed to motivate the executive to contribute to the creation of stockholder value over the long term. The Corporation currently grants only non-qualified stock options because it believes that the tax benefits to the Corporation of non-qualified stock options outweigh the potential tax benefits to the executives of incentive stock options.

All stock options held by the named executive officers that were granted prior to 2005 vested on or before February 2008. All stock options granted in 2005 vested 100% on March 31, 2005. All stock options granted in 2006 and thereafter will vest in equal annual installments over a four-year vesting period determined by the Committee. If the executive dies or becomes disabled, the stock options (whether vested or unvested) become vested and may be exercised until the earlier of five years following death or disability or the expiration date of the option. If the executive retires, the stock options continue to vest in accordance with their terms and, once vested, may be exercised until the earlier of five years following retirement or the expiration date of the option. If the executive’s employment is terminated under certain circumstances entitling the executive to severance benefits, the executive’s stock options (whether vested or unvested) may be exercised until the earlier of 180 days following termination of employment or the expiration date of the option. If the executive is a member of the Management Group on the date of grant, is age 55 or older with a minimum of 10 years of employment on the date of termination of employment, and is not otherwise retirement-eligible pursuant to the Corporation’s retirement policy, the stock options continue to vest and, once vested, may be exercised until the earlier of five years following termination of employment or the expiration date of the option. In other instances, vested stock options expire on the earlier of three months following termination of employment or the expiration date of the option, and unvested stock options expire on termination of employment. Upon a change in control of the Corporation, all stock options become vested and exercisable.

(2) Number of Restricted Stock Units. This column shows the number of unvested restricted stock units held by the named executive officers as of December 31, 2008. Restricted stock units granted prior to 2006 vest over a five-year period, and restricted stock units granted in 2006 vest 50% on the third anniversary of the date of grant and 50% on the fourth anniversary of the date of grant. Restricted stock unit awards entitle an executive to receive one share of common stock in the year in which the award vests. Restricted stock units vest over a specified vesting period determined by the Committee. Terms and conditions associated with restricted stock units otherwise mirror the performance stock units in terms of the payment of dividend equivalents and pro-rata vesting upon death, disability, retirement or termination of employment as described in the preceding paragraph, except that the pro-rata vested restricted stock units will be distributed to the executive or the executive’s beneficiaries immediately upon the occurrence of the triggering event. In the event of a change in control, all restricted stock units become fully vested, but are not distributable until the occurrence of a regular distribution event, including expiration of the original specified vesting period or termination of employment.

(3) Market Value of Restricted Stock Units. This column shows the market value of the unvested restricted stock units held by the named executive officers, based on a price of $52.14 per share (the closing market price of the Corporation’s common stock on December 31, 2008, as reported by Nasdaq).

(4) Number of Performance Stock Units. This column shows the number of unvested performance stock units held by the named executive officers as of December 31, 2008. Performance stock units entitle an executive to receive shares of common stock, on a one-for-one basis, in the year in which the award vests, subject to satisfaction of pre-determined performance goals. Dividend equivalents on the performance stock units are paid on a current basis prior to vesting and distribution. If the executive dies, becomes disabled, or retires during the performance period, or the executive’s employment is terminated during the performance period under certain circumstances entitling the executive to severance benefits, the executive or the executive’s beneficiaries will be entitled to receive a distribution of a prorated number of performance stock units at the completion of the performance period upon certification that the applicable performance goals have been met. If the executive is a Management Group member on the date of grant, is age 55 or older on the date of termination of employment, and does not violate certain restrictive covenants concerning confidentiality and non-solicitation during the performance period, a prorated number of performance stock units is eligible for distribution at the completion of the performance period upon certification that the applicable performance goals have been met. In other instances where the executive leaves the Corporation during the performance period, the performance stock units are forfeited. Upon a change in control of the Corporation, all performance stock units become fully vested and are immediately distributable.

(5) Market Value of Performance Stock Units. This column shows the market value of the unvested performance stock units held by the named executive officers, based on a price of $52.14 per share (the closing market price of the Corporation’s common stock on December 31, 2008, as reported by Nasdaq).

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information for each named executive officer with respect to:

—	The exercise during 2008 of stock options to purchase shares of the Corporation’s common stock;

—	The dollar amount realized upon exercise of the stock options;

—	The number of shares acquired in 2008 upon the vesting of restricted stock units; and

—	The dollar amount realized upon vesting of the restricted stock units.

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired On Vesting (#) (d)	Value Realized On Vesting ($)(2) (e)
William A. Osborn(3)	218,397	$7,427,294	35,000	$1,708,700
Frederick H. Waddell(3)	42,890	$1,471,040	10,000	$488,200
Steven L. Fradkin	6,572	$195,607	9,000	$439,380
Sherry S. Barrat(3)	25,572	$838,217	6,666	$325,434
William L. Morrison(3)	30,000	$1,381,305	12,000	$585,840
Timothy J. Theriault(3)	75,000	$2,741,254	12,000	$585,840

(1) Value Realized on Exercise. The value realized on the exercise of stock options represents the pre-tax difference between the option exercise price and the closing market price of the common stock on the date of exercise, as reported by Nasdaq, multiplied by the number of shares of common stock covered by the stock options held by the named executive officers.

(2) Value Realized on Vesting. The value realized on the distribution of restricted stock units represents the average of the high and low sales prices on October 24, 2008, the distribution date approved by the

Committee, as reported by Nasdaq, multiplied by the number of stock units held by the named executive officers.

(3) Deferred Stock Units. Under the provisions of the applicable restricted stock unit agreements for Messrs. Osborn, Waddell, Morrison, and Theriault, and Ms. Barrat, a portion of the restricted stock units vesting in 2008 was required to be deferred until the earlier of (a) the year in which the Committee reasonably anticipates that, if the payment is made during that year, the deduction of the payment will not be barred by Code Section 162(m), or (b) the period beginning with the date of the participant’s separation from service (as defined in the Amended and Restated 2002 Stock Plan) and ending on the later of the last day of the Corporation’s taxable year in which the participant incurs a separation from service or the 15th day of the third month following such separation from service. Based on this requirement, of the shares listed in the table above as acquired on vesting in 2008, the following shares represent deferred stock units:

Name	Number of Deferred Stock Units (#)	Value Realized on Vesting ($)
William A. Osborn	34,181	$1,668,716
Frederick H. Waddell	9,766	$476,776
Steven L. Fradkin	2,288	$111,700
Sherry S. Barrat	8	$391
William L. Morrison	5,724	$279,446
Timothy J. Theriault	5,718	$279,153

PENSION BENEFITS

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value Of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
William A. Osborn	Pension Plan	39	$1,274,509	—
	Supplemental Pension Plan	39	$18,626,565	$5,379,030
Frederick H. Waddell	Pension Plan	33	$919,456	—
	Supplemental Pension Plan	33	$5,246,779	—
Steven L. Fradkin	Pension Plan	24	$377,336	—
	Supplemental Pension Plan	24	$1,460,475	—
Sherry S. Barrat	Pension Plan	19	$646,936	—
	Supplemental Pension Plan	19	$2,019,807	—
William L. Morrison	Pension Plan	13	$420,439	—
	Supplemental Pension Plan	13	$1,643,852	—
Timothy J. Theriault	Pension Plan	25	$436,636	—
	Supplemental Pension Plan	25	$1,800,152	—

The information presented in the Pension Benefits table is as of the measurement date of December 31, 2008, which is the measurement date used for reporting purposes in the Corporation’s 2008 Annual Report to Stockholders.

Pension Plan and Supplemental Pension Plan

Defined benefit pension benefits are provided to employees under the Pension Plan and the Supplemental Pension Plan, and are available to all employees of the Bank and affiliates and subsidiaries that have adopted the Plans. The Pension Plan is a tax-qualified retirement plan that provides a retirement benefit as described below, which is subject to various limitations of the Code and the Pension Plan. The Supplemental Pension Plan is a non-qualified retirement plan that provides the portion of an employee’s benefit that cannot be paid under the Pension Plan due to the Code and Pension Plan limits. The material terms and conditions of the Pension Plan and the Supplemental Pension Plan as they relate to the named executive officers include the following:

Eligibility: Employees participate in the Pension Plan after completing six months of vesting service. Employees with six months of vesting service who would have a portion of their benefit from the Pension Plan limited due to Code or Pension Plan restrictions also participate in the Supplemental Pension Plan. All named executive officers participate in both Plans.

Benefit Formula: The benefits of the named executive officers are determined under the Pension Plan’s Traditional Formula. The Traditional Formula’s main components are service, eligible pay, age, and an offset for Social Security. The Traditional Formula first multiplies 1.8% by the average of the participant’s highest 60 consecutive calendar months of eligible pay. This amount is further multiplied by the participant’s years of credited service (up to a maximum of 35 years). The Social Security offset is then determined by multiplying 0.5% by (i) the lesser of the participant’s Social Security Covered Compensation limit or the average of the participant’s eligible pay for the three consecutive years prior to retirement by (ii) the participant’s years of credited service (up to 35 years). This offset is subtracted from the benefit amount previously calculated to determine the annual benefit amount produced by the Traditional Formula.

The following definitions are used under the Traditional Formula:

—

Eligible Pay: “Eligible pay” is defined as base salary (including any before-tax payroll deductions), shift differential, overtime and certain types of performance-based incentive compensation, including Northern Performance Incentives under the Northern Partners Incentive Plan, compensation under the MPP, payments from the then-existing Annual Performance Plan, and the cash value of stock options which were specifically paid in lieu of cash incentives from January 1, 2002 through April 30, 2004. Cash incentives deferred under the DCP are not included in eligible pay under the Pension Plan but are included in eligible pay under the Supplemental Pension Plan.

—

Social Security Covered Compensation: “Social Security Compensation” means, for a participant, the average of the Social Security taxable wage base for each of the 35 calendar years ending in the year in which the participant attains Social Security retirement age. In determining Covered Compensation as of a certain year, the taxable wage base for any subsequent year is assumed to be the same as for the determination year.

Pension benefits are first calculated without regard to Code limits and including in eligible pay the amounts deferred under the DCP. They are then recalculated applying the Code limits and excluding DCP deferrals from eligible pay to determine the amount of the benefit that is payable from the Pension Plan. The difference between the total benefit calculation and the Pension Plan calculation is paid from the Supplemental Pension Plan.

Benefit Entitlement: A participant is eligible to receive a benefit under the Pension Plan and Supplemental Pension Plan after completing three years of vesting service.

Retirement: A participant is eligible for a normal retirement benefit based on the Traditional Formula described above if his or her employment terminates on or after age 65 (or for participants who begin participation in the Pension Plan after age 60, upon the first to occur of reaching the 5th anniversary of commencement of participation or achieving five years of vesting service). A participant is eligible for an early retirement benefit if his or her employment terminates on or after age 55 and he or she has completed 15 years of credited service. The early retirement benefit is equal to the normal retirement benefit described above, reduced by 0.5% for each month payments are received prior to age 62 (or prior to age 60 under certain circumstances). A participant who terminates employment with three years of vesting service but prior to becoming eligible for a normal or early retirement benefit is eligible for a “vested terminee” benefit commencing any time after termination, with payments reduced by 0.5% for each month up to 120 months that payments are received prior to age 65, then actuarially reduced for each month that payments are received prior to age 55. On November 12, 2008, the effective date of his retirement as an executive officer of the Corporation, Mr. Osborn was eligible to receive, and accordingly has or will receive, early retirement benefits. Additionally, Mr. Waddell and Ms. Barrat are each eligible for early retirement benefits. All other named executives have earned vested terminee benefits.

Form of Benefit Payment: The Traditional Formula calculates the amount of benefit payable in the “normal” form. The normal form of benefit payment under the Pension Plan is a single life annuity in the case of an unmarried participant and a 50% joint and survivor annuity in the case of a married participant, although optional forms of payment are available, depending on marital status and age and years of service. A lump sum option is available in all cases. All optional forms are the actuarial equivalent of the normal form of payment. The normal form of benefit under the Supplemental Pension Plan is a five-year certain annuity, payable to the participant in five annual installments; if the participant dies prior to receiving full benefits, payments will continue for the remainder of the five years to a designated beneficiary. The installment payments are credited with interest equal to the greater of the annual yield on the monthly five-year Treasury securities with a constant maturity plus 150 basis points or the month-end Moody’s Long Term Aa Corporate Bond Index yield, determined as of the last month of the same calendar quarter as the interest rate used to calculate any lump sum benefit for the participant under the Pension Plan. If, however, the value of the Supplemental Pension benefit is $125,000 or less, the benefit is paid in a single lump sum.

Assumptions. The assumptions used in calculating the present value of the accumulated benefit are set forth in footnote 22 to the Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” each contained in the Corporation’s 2008 Annual Report to Stockholders. The Corporation does not grant extra years of credited service under the Pension Plan, other than as noted above under “Compensation Discussion and Analysis—Additional Elements of Compensation—Severance Benefits.”

NON-QUALIFIED DEFERRED COMPENSATION

Name (a)	Form of Deferred Compensation (b)	Executive Contributions In Last FY(1) ($) (c)	Registrant Contributions in Last FY(2) ($) (d)	Aggregate Earnings in Last FY(3) ($) (e )	Aggregate Withdrawals/ Distributions ($) (f)	Aggregate Balance at Last FYE(4) ($) (g)
William A. Osborn	Deferred Compensation Plan	—	—	$19,176	—	$935,000
	Supplemental TIP	$43,950	$32,963	$(1,045,299)	$(1,394,319)	$221,307
	Deferred Stock Units	$1,668,716	—	$(7,013,579)	$(8,182,844)	$5,142,880
Frederick H. Waddell	Deferred Compensation Plan	—	—	—	—	—
	Supplemental TIP	$37,575	$28,181	$(195,689)	—	$313,042
	Deferred Stock Units	$476,776	—	$(67,365)	—	$722,087
Steven L. Fradkin	Deferred Compensation Plan	$72,500	—	$(48,599)	$(45,412)	$211,164
	Supplemental TIP	$18,450	$13,837	$(113,631)	—	$178,965
	Deferred Stock Units	$111,700	—	$7,596	—	$119,296
Sherry S. Barrat	Deferred Compensation Plan	—	—	—	—	—
	Supplemental TIP	$25,600	$14,400	$(152,291)	—	$238,248
	Deferred Stock Units	$391	—	$(58,507)	—	$125,293
William L. Morrison	Deferred Compensation Plan	—	—	—	—	—
	Supplemental TIP	$19,200	$14,400	$6,423	—	$480,342
	Deferred Stock Units	$279,446	—	$(24,646)	—	$391,572
Timothy J. Theriault	Deferred Compensation Plan	—	—	$582	—	$28,400
	Supplemental TIP	$19,200	$14,400	$(109,825)	—	$317,152
	Deferred Stock Units	$279,153	—	$(48,397)		$441,887

(1) Executive Contributions. The amount of executive contributions made by each named executive officer as reported in column (c) above, is also included in each named executive officer’s compensation reported under the Summary Compensation Table, either as “Salary” or “Stock Awards.”

(2) Registrant Contributions. The amount of the contributions made by the Corporation to each named executive officer under Supplemental TIP, as reported in column (d) above, is also included in each named executive officer’s “All Other Compensation” under the Summary Compensation Table.

(3) Aggregate Earnings. The aggregate earnings in column (e) above are not reported in the Summary Compensation Table.

(4) Aggregate Balance. The aggregate balance at December 31, 2008, as reported in column (g) above, reflects amounts that either are currently reported or were previously reported as compensation in the Summary Compensation Table for 2008 or prior years, except for the aggregate earnings on deferred compensation.

Deferred Compensation Plan

The Corporation maintains the DCP pursuant to which eligible employees, including the named executive officers, may defer all or a portion of their eligible annual incentive cash awards until a later date. The material terms and conditions of the DCP as they relate to the named executive officers include the following:

Eligibility: An employee is eligible to participate in the DCP for any calendar year if as of the preceding November 15 he or she (i) was actively employed by the Corporation or a subsidiary and either resided in the U.S. or was a U.S. expatriate on temporary international assignment, (ii) participated in the Northern Partners Incentive Plan (with respect to performance, sales or technical incentives) or the MPP, and (iii) had an annual base salary of $100,000 or more or a combination of base salary and cash awards paid from April 1 of the prior year through March 31 of the current year equal to $150,000 or more.

Contributions: Each participant must make an election prior to the beginning of a calendar year, and can elect to defer up to 100% of each eligible cash incentive award that will be paid for the second calendar year following the year of the election, subject to a minimum deferral of $2,500 of each cash incentive award. All deferrals are credited to an account maintained for the participant under the DCP. No employer contributions are made under the DCP.

Vesting: A participant is fully vested in his or her entire DCP account balance at all times.

Investments: Each participant’s DCP account is credited with earnings or losses based on investment alternatives made available under the DCP and selected by the participant. On a monthly basis, participants can change their DCP investment alternatives among the alternatives offered in the DCP. The 2008 performance (net of fees) of the investment alternatives is as follows:

Investment Alternative	Annual Return
Brandywine Multi-Cap Equity	-44.42%
Dodge & Cox Stock	-43.25%
MS Institutional Small Company Growth	-41.84%
NIF Bond Portfolio	4.57%
NIF Diversified Assets Portfolio	2.08%
NIF Equity Index Portfolio	-37.62%
NIF Focused Growth Portfolio	-40.26%
NIF International Growth Portfolio	-40.99%
Northern Multi-Manager Mid Cap	-38.89%
RS Partners Small Company Value	-38.39%
Vanguard Retirement Income	-10.95%
Vanguard Target Retirement 2005	-15.79%
Vanguard Target Retirement 2010	-20.67%
Vanguard Target Retirement 2015	-24.02%
Vanguard Target Retirement 2020	-27.03%
Vanguard Target Retirement 2025	-30.07%
Vanguard Target Retirement 2030	-32.92%
Vanguard Target Retirement 2035	-34.65%
Vanguard Target Retirement 2040	-34.52%
Vanguard Target Retirement 2045	-34.57%
Vanguard Target Retirement 2050	-34.60%

Distributions: At the time a participant makes a deferral election, he or she must elect a short-term deferral or a retirement deferral. If the participant elects a short-term deferral, distribution of such amount must be deferred until a later specified date, which is at least three years following the end of the year in which the cash incentive award would have otherwise been paid. The short-term deferral, including the attributable earnings or losses, is paid to the participant in a lump sum. If the participant elects a retirement deferral, distribution of such amount will be deferred until the participant retires after reaching eligibility for early or normal retirement under the Pension Plan. At the time the participant makes the retirement deferral election, he or she must also elect whether the deferral, including the attributable earnings or losses, will be paid in a lump sum or in installments payable over five or 10 years. Notwithstanding the foregoing, if the participant’s employment terminates before the scheduled distribution date, the short-term or retirement deferral, and attributable earnings or losses, will be paid in a lump sum within 60 days following the date of such termination. If the participant is deemed to be a “key employee” as defined by the Code, any distribution that was deferred after December 31, 2004 and is payable due to retirement or termination of employment will be delayed for six months following the date of such retirement or termination.

Supplemental TIP

Supplemental TIP is a non-qualified retirement plan that provides the portion of an employee’s benefit that cannot be paid under TIP due to the Code’s limit on the amount of a participant’s compensation that can be taken into account in determining TIP benefits. Account information provided for Supplemental TIP also includes account balances in the Northern Trust Corporation Supplemental Employee Stock Ownership Plan (“Supplemental ESOP”), which was frozen effective January 1, 2005 when the qualified Northern Trust Employee Stock Ownership Plan was merged into the TIP. Contributions to Supplemental ESOP have not been permitted since January 1, 2005. The material terms and conditions of Supplemental TIP as they relate to the named executive officers include the following:

Eligibility: An employee is eligible to participate in Supplemental TIP for any calendar year if he or she participates in TIP and as of the prior November 30th his or her base salary exceeded the Code compensation limit ($230,000 in 2008). Employees are eligible to participate in TIP and elect salary deferrals immediately upon their hire, and are eligible for employer matching contributions and profit sharing contributions after six months of service. All named executive officers participate in both Plans.

Contributions: Each participant must make an election prior to the beginning of a calendar year to contribute to Supplemental TIP a portion of his or her base salary that exceeds the Code compensation limit. A participant’s election remains in effect for subsequent calendar years until revised or revoked by the participant. Any revision or revocation must be made prior to the calendar year in which the revision or revocation is to become effective. The Corporation makes a matching contribution under Supplemental TIP using the formula in TIP (i.e., a matching contribution equal to 100% of the first 3% of deferred salary and 50% of the next 3% of deferred salary, for a maximum matching contribution of 4.5% of salary). For each year in which the Corporation attains an annual earnings goal, it makes a profit sharing contribution to TIP equal to 1% of base salary (up to the annual Code compensation limit) to all eligible employees. However, the Corporation makes no profit sharing contribution to Supplemental TIP unless other applicable Code limits would prevent the full profit sharing contribution from being made to TIP.

Vesting: Each participant generally vests in the employer contributions under TIP and Supplemental TIP on a graduated basis of 20% per year over five years and is fully vested after five years. The named executive officers are fully vested in their TIP and Supplemental TIP accounts.

Investments: Each participant’s Supplemental TIP account is credited with earnings or losses based on investment alternatives made available under Supplemental TIP and selected by the participant (which are generally the same investment alternatives available to participants under TIP). On a monthly basis, participants can change their Supplemental TIP investment alternatives among the alternatives offered in Supplemental TIP. For 2008, the investment alternatives available to Supplemental TIP participants were the same as those for DCP participants. The 2008 performance of those investment alternatives is set forth on page 62 above.

Distributions: No withdrawal or borrowing of Supplemental TIP assets is permitted during a participant’s employment. Distribution of the entire Supplemental TIP account balance generally is made to a participant within 90 days after the participant’s termination of employment. If the participant is deemed to be a “key employee” as defined by the Code, the portion of his or her Supplemental TIP account accruing after December 31, 2004 is distributed as a single lump sum following the six month anniversary of the termination of employment.

Deferred Stock Units

As noted above in footnote 3 under the Option Exercises and Stock Vested table, restricted stock units may be required to be deferred until the earlier of (a) the year in which the Committee reasonably anticipates that, if the payment is made during that year, the deduction of the payment will not be barred by Code Section 162(m), or (b) the period beginning with the date of the participant’s separation from service (as defined in the Amended and Restated 2002 Stock Plan) and ending on the later of the last day of the Corporation’s taxable year in which the participant incurs a separation from service or the 15th day of the third month following such separation from service. “Executive Contributions in Last FY” in the table above represent the value of the stock units required to be deferred, and “Aggregate Earnings in Last FY” represent the change in the value of the deferred stock units, which is based on the change in the value of the underlying shares of common stock into which the stock units convert.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE CORPORATION

The Corporation provides certain benefits to eligible employees upon certain types of termination of employment, including a termination of employment involving a change in control of the Corporation. These benefits are in addition to the benefits to which the employees would be entitled upon a termination of employment generally (i.e., (i) vested retirement benefits accrued as of the date of termination, (ii) stock-based awards that are vested as of the date of termination, (iii) the right to continue medical coverage pursuant to COBRA, and (iv) severance payments to salaried employees upon an involuntary termination of employment due to a reduction in force or job elimination). These incremental benefits as they pertain to the named executive officers are described below.

The Corporation’s decision to enter into employment security agreements described below and the determination of the level of benefits under those agreements, as well as under various termination of employment scenarios were exercises in judgment, informed by (i) the recognition that the Corporation does not have employment agreements with its named executive officers, (ii) the Corporation’s desire to provide the named executive officers with sufficient security to assure they are not distracted and remain focused on maximizing stockholder value during and after a change in control, (iii) the Corporation’s goal of providing executive compensation at levels that are competitive with similar positions to those in its peer group companies, (iv) the nature and scope of the job responsibilities undertaken by the named executive officers, and (v) the terms of other types of compensation paid by the Corporation to the named executive officers. In particular, in setting the terms of the benefits payable to the named executive officers under various termination scenarios, the Committee was guided in large part by a desire to be sufficiently responsive to market forces and the environment in which the Corporation seeks to attract, retain and motivate its named executive officers by providing benefits consistent and competitive with those of the peer group companies with which it competes for top executive talent. In initially establishing the form and level of post-termination benefits, the Committee received and reviewed relevant peer group company information provided by Hewitt. In particular, this competitive peer group data influenced the decision of the Committee to provide for employment security agreements, to set the level of lump sum payments equal to three years of salary and bonus, and to provide for the vesting of equity compensation awards, the continuation of coverage under certain health and welfare plans, and other protections afforded in the event of a termination of employment in connection with a change in control or under other termination of employment scenarios.

During the period that the U.S. Treasury holds equity or debt securities of the Corporation under the CPP, authorized by EESA, the Corporation’s payment of “golden parachute payments” (as defined under the CPP) to the named executive officers may be restricted. See “Other Issues Relevant to Executive Compensation—EESA and AARA” beginning on page 38 of this proxy statement.

Employment Security Agreements

The Corporation has employment security agreements with the named executive officers (other than Mr. Osborn) and certain other executive officers. On February 20, 2007, the Corporation and Mr. Osborn terminated, at his request, his employment security agreement and, effective November 12, 2008, Mr. Osborn retired as an executive officer of the Corporation. Accordingly, the following description applies to the employment security agreements in place with each named executive officer other than Mr. Osborn. The employment security agreements provide benefits upon the occurrence of the following terminations of employment that are in connection with an actual or pending change in control of the Corporation (as defined below):

—

A termination of the executive’s employment by the Corporation or a subsidiary without “good cause” that occurs either within two years after a change of control of the Corporation or during the period pending a change in control of the Corporation; or

—

An executive’s voluntary termination of employment with the Corporation or a subsidiary for “good reason” that occurs either within two years after a change in control of the Corporation or during the period pending a change in control of the Corporation.

The benefits provided to a named executive officer upon such a termination of employment would consist of the items identified in the following seven bullet points:

—

A lump sum payment equal to three times the sum of (i) the named executive officer’s annual salary in effect on the date of employment termination, or if higher, the date of the change in control and (ii) the average of the named executive officer’s awards under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control.

The amount of this payment to each named executive officer, assuming the named executive officer became eligible for benefits under the agreement due to a termination of employment on December 31, 2008 (the last business day of 2008), would be as follows: Mr. Waddell: $5,650,000; Mr. Fradkin: $3,475,000; Mr. Morrison: $3,450,000; Mr. Theriault: $3,575,001; and Ms. Barrat: $3,175,000.

—

A lump sum payment of a prorated portion of the average amounts paid to the named executive officer under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control, less any amounts paid to the named executive officer under those plans with respect to completed performance periods occurring in the year the named executive officer’s employment terminates.

The amount of this payment to each named executive officer, assuming the executive became eligible for benefits under the employment security agreement due to a termination of employment on December 31, 2008, would be as follows: Mr. Waddell: $983,333; Mr. Fradkin: $608,333; Mr. Morrison: $600,000; Mr. Theriault: $641,667; and Ms. Barrat: $508,333.

—

With respect to equity awards: (i) full vesting of all stock options, (ii) all outstanding nonqualified stock options, and incentive stock options granted on or after September 25, 2001, remain exercisable for five years following termination of employment (or until the end of the option term, if earlier), (iii) full vesting of all outstanding restricted stock units, and (iv) full vesting and immediate distribution of all outstanding performance stock units at the maximum level (125%) provided in the awards. The named executive officers become entitled to accelerated vesting upon an actual change in control, even if there is no termination of employment, or upon termination during a pending change in control.

Assuming a termination of employment under the employment security agreement on December 31, 2008, the fully vested equity awards would have the following values for each named executive officer:

Mr. Waddell:	$1,536	(stock options)
	$3,051,858	(restricted stock units)
	$4,630,944	(performance stock units)

Mr. Fradkin:	$1,152	(stock options)
	$1,141,814	(restricted stock units)
	$2,080,907	(performance stock units)

Mr. Morrison:	$1,266	(stock options)
	$1,670,514	(restricted stock units)
	$2,080,907	(performance stock units)

Mr. Theriault:	$1,266	(stock options)
	$1,514,094	(restricted stock units)
	$2,080,907	(performance stock units)

Ms. Barrat:	$1,152	(stock options)
	$768,178	(restricted stock units)
	$2,080,907	(performance stock units)

The value of the fully vested stock options is based on the difference between the option exercise price and $52.14, which was the closing market price of the Corporation’s common stock on December 31, 2008. The value of the fully vested restricted stock units and performance stock units is also based on the $52.14 closing market price.

—

Continued coverage under the Corporation’s health, dental, life, accident, disability, and other welfare benefit plans for three years (or if earlier, until the executive becomes covered under similar plans maintained by another entity that provides at least equal benefits). If the named executive officer cannot be covered under any plan of the Corporation due to legal or contractual restrictions, the Corporation would provide the executive with substantially similar benefits and coverage.

The value of this continued benefit coverage for three years to each named executive officer would be as follows: Mr. Waddell: $30,063; Mr. Fradkin: $38,178; Mr. Morrison: $38,178; Mr. Theriault: $38,178; and Ms. Barrat: $30,063. These amounts are derived by multiplying the Corporation’s annual cost of providing such coverage in 2008 by three, to reflect a three-year benefit continuation period.

—

Up to an additional three years of age and/or service credits for purposes of determining eligibility and subsidy for participation in the Corporation’s retiree medical plans and an additional three-year age and service credit for benefits under the Supplemental Pension Plan. Assuming a termination of employment under the employment security agreement on December 31, 2008, the value of these age and service credits to each named executive officer would be: Mr. Waddell: $293,260; Mr. Fradkin: $181,894; Mr. Morrison: $994,684; Mr. Theriault: $211,337; and Ms. Barrat: $427,546. The assumptions used in calculating the present value of the age and service credits are set forth in footnote 22 to the

Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” each contained in the Corporation’s 2008 Annual Report to Stockholders.

—	Full vesting in benefits accrued under the Supplemental Pension Plan and Supplemental TIP. All named executive officers are already vested in these benefits.

—

A gross-up payment to the executive to cover any excise and related income tax liability arising under Section 280G of the Internal Revenue Code as a result of any payment or benefit arising under the employment security agreement.

Assuming a termination of employment under the employment security agreement on December 31, 2008, the named executive officers would be entitled to the following gross-up payments: Mr. Waddell: $3,831,024; Mr. Fradkin: $2,521,362; Mr. Morrison: $1,965,662; Mr. Theriault: $2,291,670; and Ms. Barrat: $2,006,999.

For purposes of the employment security agreements:

—

“Good cause” means (i) the executive’s conviction of a criminal violation involving dishonesty, fraud or breach of trust with respect to the business of the Corporation or any subsidiary; (ii) the executive’s willful engagement in misconduct in the performance of his duties that causes material injury to the Corporation; (iii) the executive’s act that, if known to clients, customers, stockholders or regulators, would materially and adversely impact the business of the Corporation or any subsidiary; (iv) the executive’s act or omission that causes a regulatory body to demand, request, or recommend the suspension or removal of the executive from his position with the Corporation or any subsidiary; or (v) the executive’s willful and substantial nonperformance of his duties that is not cured within 10 days after written notice from the Corporation.

—

“Good reason” exists if (i) there is a material reduction in the executive’s authority, duties or responsibilities; (ii) there is a material reduction in the executive’s base salary; (iii) the Corporation materially changes the principal location in which the executive is required to perform services to outside the current geographical employment area, or the executive is required to spend more than 50 working days per year outside the current geographical employment area; or (iv) the Corporation fails to provide a level of employee benefits not materially less than those provided in the aggregate by such plans prior to the date of the agreement, or the date of the change of control, if greater.

—

“Change in control” means (i) a person’s acquisition of 20% or more of the voting power of the Corporation’s outstanding securities; (ii) the election, without the consent of two-thirds of the incumbent board of directors, of the lesser of three directors or a majority of the directors then in office; (iii) a merger or consolidation of the Corporation (subject to certain exceptions); or (iv) a sale of all or substantially all of the Corporation’s assets (subject to certain exceptions) or stockholder approval of a complete liquidation or dissolution of the Corporation.

—

“Period pending change in control” means (i) the period commencing upon the Corporation’s entering into an agreement, or the Corporation or any person’s public announcement of intention to take action, the consummation of which would result in a change in control, and ending upon the occurrence of the change in control or the abandonment or termination of such agreement or actions; (ii) the period commencing upon a person’s acquisition of 15% or more of either the then outstanding shares of the Corporation’s common stock or the voting power of the Corporation’s outstanding securities and ending upon the earlier of the occurrence of the change in control or one year following the person’s acquisition of the outstanding shares or voting power; or (iii) the period commencing upon the board’s adoption of a resolution that a pending change in control has occurred and ending upon the earlier of the change in control or one year following the board’s resolution.

Equity Compensation Plans and Agreements

As described below, a change in control of the Corporation or a named executive officer’s termination of employment with the Corporation or a subsidiary due to death, disability, or retirement (and which is not a termination as described in his or her employment security agreement) can result in enhanced benefits under the Corporation’s equity compensation plans and agreements.

Restricted Stock Units/Performance Stock Units. If the executive dies, becomes disabled, or retires during the vesting/performance period, or the executive’s employment is terminated during the vesting/performance period under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, the executive or the executive’s beneficiaries will be entitled to receive a distribution of a prorated number of restricted stock units and, at the completion of the performance period upon certification that the applicable performance goals have been met, performance stock units. In addition, if an executive is a Management Group member on the date of grant, is age 55 or older on the date of termination of employment, and does not compete with the Corporation during the vesting/performance period, a prorated number of restricted stock units and, at the completion of the performance period upon certification that the applicable performance goals have been met, performance stock units are eligible for distribution. In other instances where the executive leaves the Corporation during the vesting/performance period, the restricted stock units and performance stock units are forfeited. Upon a change in control of the Corporation, all restricted stock units become fully vested and all performance stock units become fully vested and immediately distributable based upon an assumption of maximum performance and payout level (125%) as provided in the awards.

Stock Options. If the executive dies or becomes disabled, the executive’s outstanding stock options become vested and may be exercised until the earlier of five years following death or disability or the expiration date of the option. If the executive retires, or if the executive is a member of the Management Group on the date of grant, is age 55 or older with a minimum of 10 years of employment on the date of termination of employment, and is not otherwise retirement-eligible pursuant to the Corporation’s retirement policy, the stock options continue to vest in accordance with their terms and, once vested, may be exercised until the earlier of five years following retirement or the expiration date of the option. If the executive’s employment is terminated under certain circumstances entitling the executive to severance benefits, the executive’s stock options (whether vested or unvested) may be exercised until the earlier of 180 days following termination of employment or the expiration date of the option. In other instances, vested stock options expire on the earlier of three months following termination of employment or the expiration date of the option, and unvested stock options expire on termination of employment. Upon a change in control of the Corporation, all stock options become vested and exercisable.

The Corporation’s equity award agreements contain provisions related to a change in control of the Corporation. In the absence of an employment security agreement, the provisions of the equity award agreements provide for the same accelerated vesting of equity awards as outlined above in the discussion of employment security agreements. Therefore, in the event of a change in control, absent an employment security agreement, the value of all fully vested equity awards would be the same as reported for a termination of the named executive’s employment related to a change in control under the employment security agreement.

Assuming, in the absence of a change in control, a termination of the named executive officer’s employment due to death, disability, or retirement (including termination while a member of the Management Group at age 55 with the requisite service) occurred on December 31, 2008, stock options under the equity compensation plans would have accelerated or continued vesting and the value of these fully vested stock options would be the same as reported for a termination related to a change in control under the employment security agreements. Absent a change in control, in the event of a termination of a named executive officer’s employment due to death, disability or retirement (including termination while a member of the Management Group at age 55 with the requisite service) on December 31, 2008, equity award agreements for restricted stock units and performance stock units provide for prorated vesting of units. The value of these prorated units for each named executive officer is:

Mr. Waddell:	$2,258,444	(restricted stock units)
	$2,182,685	(performance stock units)

Mr. Fradkin:	$934,140	(restricted stock units)
	$1,199,429	(performance stock units)

Mr. Morrison:	$1,415,757	(restricted stock units)
	$1,232,798	(performance stock units)

Mr. Theriault:	$1,264,551	(restricted stock units)
	$1,232,798	(performance stock units)

Ms. Barrat:	$621,613	(restricted stock units)
	$1,199,429	(performance stock units)

The value of the fully vested stock options is based on the difference between the option exercise price and $52.14, which was the closing market price of the Corporation’s common stock on December 31, 2008. The value of the prorated restricted stock units and performance stock units is also based on the $52.14 closing market price and performance stock units are prorated based on the target number of units vesting (unlike the valuation in the change in control context, this estimated value does not assume vesting of performance stock units at the maximum performance level).

DIRECTOR COMPENSATION

The following table sets forth all compensation paid to each non-employee director of the Corporation in 2008.

Name (a)	Fees Earned or Paid in Cash ($) (b)		Stock Awards ($)(3) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compen- sation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compen- sation ($)(4) (g)	Total ($) (h)
Linda Walker Bynoe	$85,000		$80,000	—	—	—	—	$165,000
Nicholas D. Chabraja	$86,000		$80,000	—	—	—	—	$166,000
Susan Crown	$90,000		$80,000	—	—	—	—	$170,000
Dipak C. Jain	$85,000		$80,000	—	—	—	—	$165,000
Arthur L. Kelly	$90,000		$80,000	—	—	—	—	$170,000
Robert C. McCormack	$92,500		$80,000	—	—	—	—	$172,500
Edward J. Mooney	$99,000		$80,000	—	—	—	—	$179,000
William A. Osborn(1)	$92,391	(2)	$35,069	—	—	—	—	$127,460
John W. Rowe	$92,500		$80,000	—	—	—	—	$172,500
Harold B. Smith	$80,000		$80,000	—	—	—	—	$160,000
William D. Smithburg	$80,000		$80,000	—	—	—	—	$160,000
Enrique J. Sosa	$80,000		$80,000	—	—	—	—	$160,000
Charles A. Tribbett III	$80,000		$80,000	—	—	—	—	$160,000

(1) Employment Status. Mr. Osborn, the Chairman of the Board of Directors, retired as an executive officer of the Corporation on November 12, 2008 and has continued as a non-employee director thereafter. Amounts set forth in this table are not included in the amounts set forth in the Summary Compensation Table for Mr. Osborn.

(2) Chairman’s Retainer. With respect to Mr. Osborn and as more fully described below, this column reflects the payment of $92,931, which is inclusive of a portion of the annual retainer payable to each non-employee director and a portion of the special annual cash retainer payable to Mr. Osborn as compensation for services as the Chairman of the Board, each prorated from November 12, 2008.

(3) Stock Awards. This column shows the dollar amount recognized by the Corporation for financial statement reporting purposes in 2008 in accordance with SFAS No. 123(R) for all restricted stock units granted to each non-employee director. See footnote 23 to the Consolidated Financial Statements contained in the Corporation’s 2008 Annual Report to Stockholders for a discussion of the assumptions made by the Corporation in the valuation of these restricted stock unit awards. The grant date fair value of the stock awards for all non-employee directors (other than Mr. Osborn) in 2008, computed in accordance with SFAS No. 123(R), was $68.04. As of December 31, 2008, each non-employee director (other than Mr. Osborn) held an aggregate of 14,109.36 unvested stock units, which, as described below, represented the stock unit awards made by the Corporation in February 2008. As of December 31, 2008, Mr. Osborn held an aggregate of 773.46 unvested stock units, which, as described below, represented the stock unit awards made by the Corporation on November 12, 2008 as part of Mr. Osborn’s compensation for services as a non-employee director from November 12, 2008 through December 31, 2008.

(4) All Other Compensation. Perquisites paid or provided to directors in 2008 were less than the SEC’s minimum threshold for disclosure ($10,000).

General

Directors who are employees of the Corporation receive no additional compensation for serving on the board of directors or on any board committee.

2008 Director Compensation

Cash Compensation. In 2008, non-employee directors of the Corporation received the following cash compensation for their service on the board of directors:

Annual Retainer	$80,000
Additional Fee for the Chairman of each Board Committee (other than the Executive Committee)	$10,000
Additional Fee for Audit Committee Members (including the Chairman)	$ 5,000

All non-employee directors are also eligible to receive a per diem fee of $1,000 when required to attend orientation meetings or to perform specific services on behalf of the Corporation. The Corporation paid $5,000 for such services in 2008.

Additionally, as compensation for services as Chairman of the Board, Mr. Osborn is entitled to receive a special cash retainer of $600,000 per year, payable in equal quarterly installments of $150,000. In 2008, Mr. Osborn received $81,522 as payment of such compensation on a pro-rated basis from November 12, 2008.

Equity Compensation. In February 2008, each non-employee director (other than Mr. Osborn) then in office received a grant of stock units under the Corporation’s 2002 Stock Plan equal in value to $80,000, with the actual number of stock units (1,176 stock units) based on the closing sale price of the common stock on the date of the 2008 annual meeting of stockholders. Mr. Osborn, who became a non-employee director of the Corporation effective November 12, 2008, received a grant of stock units on November 12, 2008, equal in value to $35,069, an amount equal to the portion of $80,000 prorated from November 12, 2008, with the actual number of stock units (773.46 stock units) based on the closing sale price of the common stock on the date of the 2008 annual meeting of stockholders. All of the stock units granted to directors in February 2008 and the award granted to Mr. Osborn on November 12, 2008 will vest on the date of the 2009 annual meeting of stockholders. Stock units do not have voting rights. Dividend equivalents on the stock units are paid on a current basis prior to vesting and distribution. Each stock unit entitles a director to one share of common stock at vesting, unless a director elects to defer receipt of the shares.

2009 Director Compensation

All non-employee director compensation for 2009 will remain the same as it was in 2008.

Deferral of Compensation

Non-employee directors may elect to defer payment of their cash compensation and stock units until termination of their service as directors. Any deferred cash compensation is converted into stock units representing shares of common stock. The value of each such stock unit is based upon the market price of the stock at the end of the calendar quarter for which the cash compensation would have been paid. Dividend equivalents on all deferred stock units are paid quarterly to a cash account and accrue interest at an interest rate determined from time to time by the Committee. Deferred cash compensation and dividend equivalents will be paid out in cash, and deferred stock units will be distributed in stock, in each case in a lump sum or in up to 10 annual installments at the election of the director.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2008 with respect to the Corporation’s compensation plans (including individual compensation arrangements) under which equity securities of the Corporation are authorized for issuance:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (3) (b)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	17,717,924 (2)	$54.99	20,983,613 (4)
Equity compensation plans not approved by stockholders(5)	81,519	N/A	N/A
Total	17,799,443	$54.99	20,983,613

(1) These plans are the Corporation’s Amended 1992 Incentive Plan and the Amended and Restated 2002 Stock Plan.

(2) Consists of 15,822,372 stock options and 1,895,552 units.

(3) Weighted-average exercise price of outstanding stock options (excludes restricted stock units and performance stock units, which were granted at no cost to participants).

(4) All of these shares are issuable under the Amended and Restated 2002 Stock Plan.

(5) Consists of stock units under the terms of the 1997 Deferred Compensation Plan for Non-Employee Directors, as Amended and Restated. These stock units have been deferred at the election of certain directors and will be distributed on a one-for-one basis in shares of common stock following retirement.

AUDIT COMMITTEE REPORT

The Audit Committee of the board is responsible for providing oversight of the Corporation’s financial reporting functions and internal controls. The board appoints the Audit Committee and its chairman annually, with the Committee consisting of at least four directors. The Audit Committee operates under a formal charter, which is available on the Corporation’s website at www.northerntrust.com. The Audit Committee charter sets forth in detail the duties and responsibilities of the Audit Committee.

The Audit Committee’s duties and responsibilities are ones of oversight. In fulfilling their duties and responsibilities, it is recognized that members of the Committee are not full-time employees of the Corporation, and are not, and do not represent themselves to be, accountants or auditors by profession. Each member of the Committee shall be entitled to rely in good faith on (i) the integrity of those persons and organizations within and outside the Corporation from which he or she receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the board), and (iii) representations made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Corporation’s independent registered public accountants to the Corporation. The responsibility for the completeness and accuracy of the Corporation’s financial statements rests with the Corporation’s management. The responsibility of KPMG LLP, the Corporation’s independent registered public accounting firm, is (i) to perform an audit and to express an opinion as to whether the Corporation’s annual consolidated financial statements are free of material misstatement and presented in accordance with generally accepted accounting principles and (ii) to perform an audit and to express an opinion as to the effective operation of the Corporation’s internal control over financial reporting.

The Audit Committee received the written disclosures and the letter from KPMG LLP, required by applicable requirements of the Public Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence. The disclosures described the relationships and fee arrangements between the firm and the Corporation. Consistent with the applicable requirements of the Public Accounting Oversight Board and the rules and regulations of the SEC, the Audit Committee considered at a meeting held on January 22, 2009 whether the provision of non-audit services by the independent registered public accounting firm to the Corporation for the fiscal year ended December 31, 2008 is compatible with maintaining KPMG LLP’s independence and has discussed with KPMG LLP the firm’s independence from the Corporation.

The Audit Committee reviewed and discussed with the Corporation’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance (which replaced Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by SAS No. 90 Audit Committee Communications).

The Audit Committee reviewed and discussed with management and the Corporation’s independent registered public accounting firm the audited financial statements of the Corporation for the year ended December 31, 2008.

Based on the above-mentioned reviews and discussions with management and the Corporation’s independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee, exercising its business judgment, recommended to the board that the Corporation’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the SEC.

This report is submitted on behalf of the members of the Audit Committee:

Edward J. Mooney, Chairman

Linda W. Bynoe

Nicholas D. Chabraja

Dipak C. Jain

Robert C. McCormack

ITEM 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The independent registered public accounting firm is appointed annually by the Corporation’s Audit Committee. For the year ending December 31, 2009, the Audit Committee has authorized the engagement of KPMG LLP as the Corporation’s independent registered public accounting firm. KPMG LLP served as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2008. Representatives of KPMG LLP will be present at the annual meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions raised by stockholders at the meeting.

Stockholder ratification of the selection of KPMG LLP as the Corporation’s independent registered public accounting firm is not required. However, the board of directors is submitting the selection of KPMG LLP as the Corporation’s independent registered public accounting firm to the stockholders for ratification to learn the opinion of stockholders on this selection. If the stockholders fail to ratify KPMG LLP as the independent registered public accounting firm, the Audit Committee will reassess its appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Corporation and its stockholders.

Fees of Independent Registered Public Accounting Firm

Description of Fees	Amount of Fees Payable to KPMG LLP for Fiscal Year 2008	Amount of Fees Payable to KPMG LLP for Fiscal Year 2007
Audit Fees(1)	$3,750,800	$3,710,500
Audit-Related Fees(2)	$1,184,922	$1,144,841
Tax Fees(3)	$ 217,102	$ 232,058
All Other Fees	$ —	$ —
Additional Fees(4)	$ 308,540	$ 242,750

(1) Includes fees for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting under the Sarbanes-Oxley Act of 2002) and for reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q and for other services that only an independent registered public accountant can reasonably provide.

(2) Includes fees for services that were reasonably related to performance of the audit of the annual financial statements for the fiscal year, other than Audit Fees, such as employee benefit plan audits and internal control reviews.

(3) Includes fees for tax return preparation and tax planning.

(4) Additional Fees are fees for services rendered in connection with audits for certain of the proprietary, common and securities lending collateral funds sponsored or managed by the Corporation. These funds are not included in the consolidated financial statements of the Corporation.

Pre-Approval Policies and Procedures of the Audit Committee

On October 20, 2008, the Audit Committee adopted the revised Northern Trust Corporation Policy Regarding Engagement of Independent Public Accounting Firm to Provide Auditor Services, which superseded the Policy adopted by the Audit Committee on February 17, 2004. The purpose of the Policy is to establish procedures for Audit Committee pre-approval of all auditor services to be provided to the Corporation by its independent registered public accounting firm. Auditor services include audit services, audit-related services, tax services and non-audit services. The Policy provides that the Audit Committee, the Chairman or any Audit Committee member delegated the authority (a “Designated Member”) has the authority to grant pre-approvals of auditor services. In addition, the Policy provides that the independent registered public accounting firm may be engaged to provide only those non-audit services (i) that are permitted by the SEC’s final rule entitled “Strengthening the Commission’s Requirements Regarding Auditor Independence” and (ii) that, in the judgment of the Audit Committee, are compatible with maintaining the independent registered public accounting firm’s independence from the Corporation. In evaluating whether a proposed engagement of the Corporation’s independent registered public accounting firm for a specific permitted non-audit service is compatible with maintaining the firm’s independence from the Corporation, the Audit Committee or a Designated Member thereof must consider whether the proposed engagement would cause the independent registered public accounting firm to (1) audit its own work, (2) perform management functions, or (3) act as an advocate for the Corporation. The independent registered public accounting firm shall in no event be engaged to perform any Prohibited Services, as defined in the Policy.

The following percentages of the Audit-Related Fees, Tax Fees, and Other Fees were approved in accordance with the exceptions to pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C): For the fiscal year ended December 31, 2008, Audit-Related Fees: 0%, Tax Fees: 0%, and Other Fees: 0%.

The Board of Directors unanimously recommends that you vote FOR the ratification of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

ITEM 3—ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

As discussed above under “Compensation Discussion and Analysis—Impact of the Emergency Economic Stabilization Act and the American Recovery and Reinvestment Tax Act,” ARRA includes broad restrictions and limitations on executive compensation for financial institutions receiving financial assistance under TARP, including a requirement that the Corporation permit a separate non-binding stockholder vote to approve the compensation of its executives, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material).

This proposal, commonly known as a “Say-on-Pay” proposal, gives stockholders the opportunity to endorse or not endorse the Corporation’s executive compensation program through the following resolution:

“Resolved, that the stockholders approve the compensation of the Corporation’s executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material).”

Because the stockholders’ vote is advisory, it will not be binding on the Board of Directors. However, the Compensation and Benefits Committee of the Corporation’s Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

As outlined in the Compensation Discussion and Analysis that begins at page 21, the Corporation has a conservative performance-based compensation system in place that provides appropriate levels of compensation. The Corporation’s executive compensation program is designed to attract, motivate, and retain individuals who will contribute to the Corporation’s success and the creation of stockholder value. The Compensation and Benefits Committee believes that executive officers are best motivated when their incentive compensation is tied to the Corporation’s overall performance and the performance of their individual business units and/or individual performance. That is why a significant portion of each executive officer’s short-term and longer-term cash and equity compensation is variable and depends on such performance.

The Corporation also has a record of strong performance – it has been the best performing stock of the 20 largest banks in the U.S. in terms of balance sheet assets as of December 31, 2007 (the “Largest U.S. Banks”) for the period December 31, 2006 through December 31, 2008, as sourced from NASDAQ Online. The Corporation’s long-term stock price performance also compares very favorably with other banks and financial institutions. The Corporation’s 5-year compound annual growth rate for its stock is 2% as compared to -15% for the KBW Bank Index (24 major U.S. banks) and -4% for the S&P 500. The Corporation’s 5-year compound annual growth rates for Net Income and Basic EPS before Extraordinary Items, as sourced from SNL Financial, are 14.4% and 13.0%, respectively. In comparison, the average 5-year compound annual growth rates of Net Income and Basic EPS before Extraordinary Items for the Largest U.S. Banks (excluding the Corporation and excluding Wachovia Corporation and National City Corporation, both of which were acquired on December 31, 2008), as sourced from SNL Financial, are -74.5% and -70.6%, respectively.

Despite the current extremely difficult economic conditions, the Corporation’s conservatively managed “pay-for-performance” executive compensation philosophy, coupled with its sound balance sheet and prudent business model, have produced solid financial performance. Accordingly, the Board of Directors unanimously recommends that you vote FOR this proposal.

OTHER BUSINESS

The board of directors knows of no business to be presented at the 2008 annual meeting other than that described above. The Corporation’s by-laws provide that stockholders may bring matters before an annual meeting only if they give timely written notice of the matter to be brought not less than 90 days and not more than 120 days before the month and day that the Corporation held the prior year’s annual meeting. The notice must be directed to the attention of the Corporation’s Corporate Secretary and contain the information required by the by-laws.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Any stockholder proposals for the 2010 annual meeting must be received by the Corporation, directed to the attention of the Corporation’s Corporate Secretary, no later than November 16, 2009 in order to be eligible for inclusion in the Corporation’s proxy statement and form of proxy for that meeting. The proposal must comply in all respects with the rules and regulations of the SEC and the by-laws of the Corporation.

Also, under the Corporation’s by-laws, other proposals that are not included in the proxy statement will be considered timely and may be eligible for presentation at that meeting if they are received by the Corporation in the form of a written notice, directed to the attention of the Corporation’s Corporate Secretary, not earlier than December 22, 2009 and not later than January 21, 2010. The notice must contain the information required by the by-laws.

By Order of the Board of Directors,

Rose A. Ellis

Corporate Secretary

Chicago, Illinois

March [16], 2009

Exhibit A

NORTHERN TRUST CORPORATION

CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

The following directors shall not be considered “independent”:

—	a director who is or was an executive officer or employee, or whose immediate family member is or was an executive officer, of the Corporation in the current or any of the past three fiscal years;

—

a director who receives or has received, or whose immediate family member receives or has received, more than $120,000 per year in direct compensation from the Corporation, other than director and committee fees, benefits under a tax-qualified retirement or pension plan or other forms of non-discretionary compensation or deferred compensation for prior service, during any period of twelve consecutive months within the past three years; provided, however, that compensation received by an immediate family member of a director for service as an employee (other than an executive officer) of the Corporation or any subsidiary of the Corporation need not be considered in determining independence;

—

a director who is, or whose immediate family member is, a current partner of the internal or external auditor of the Corporation or who is or has been, or whose immediate family member is or has been, affiliated with or employed by a (present or former) internal or external auditor of the Corporation (or of an affiliate) and involved with the Corporation’s audit, in the current or any of the past three fiscal years;

—

a director who is or has been or whose immediate family member is or has been, part of an interlocking directorate in which an executive officer of the Corporation serves on the compensation committee of another company that concurrently employs the director or his or her immediate family member, in the current or any of the past three fiscal years; or

—

a director who is a partner in, a controlling stockholder, an executive officer or an employee of, or whose immediate family member is a partner in, a controlling stockholder or an executive officer of, a company that, in the current year or any of the past three fiscal years, made payments to, or received payments from, the Corporation for property or services in an amount which, in any single fiscal year, exceeded the greater of $200,000 or 5% of the recipient’s revenues or the greater of $1 million or 2% of such other company’s revenues.

A-1

Printed on recycled paper.

NORTHERN TRUST CORPORATION

PROXY CARD FOR 2009 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 21, 2009

[GRAPHIC]	Northern Trust Corporation
50 South LaSalle St.
	Chicago, IL 60603	Proxy

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Susan Crown, Edward J. Mooney and William D. Smithburg, or any of them, with the power of substitution, attorneys and proxies for the undersigned to vote at the annual meeting of stockholders of Northern Trust Corporation on April 21, 2009, or any adjournment of such meeting, all shares of common stock which the undersigned is entitled to vote on the Proposals, as more fully described in the proxy statement for the meeting, in the manner specified, and on any other business properly coming before the meeting.

The above proxy holders cannot vote your shares unless you vote by telephone or through the Internet in accordance with the voting instructions on the reverse side or you sign, date and return this proxy card by mail. If you vote by mail, you are encouraged to specify your choice on each Proposal by marking the appropriate space (SEE REVERSE SIDE), but you need not mark any space if you wish to vote in accordance with the recommendations of the Board of Directors.

Whether you vote by mail, telephone or through the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the following recommendations of the Board of Directors:

Item 1 — FOR the election of each nominee for director;

Item 2 — FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting  firm for the fiscal year ending December 31, 2009; and

Item 3 — FOR the adoption of the proposal relating to an advisory (non-binding) vote on executive compensation.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

YOU CAN VOTE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS PROXY CARD BY MAIL.

CONTINUED ON REVERSE SIDE

COMPANY #

CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY:

Your telephone or Internet vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE—TOLL FREE—1-800-560-1965

•

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on April 19, 2009. NOTE: Telephone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.

•

You will be prompted to enter your Company Number and your Control Number that are located above and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. (If you do not have a U.S. SSN or TIN, follow the voice prompt.)

•	Follow the simple voice instructions.

VOTE THROUGH THE INTERNET—http://www.eproxy.com/ntrs/

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on April 19, 2009.

•

You will be prompted to enter your Company Number and your Control Number that are located above and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. (If you do not have a U.S. SSN or TIN, please leave blank.)

VOTE BY MAIL

•	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

IF YOU VOTE BY TELEPHONE OR THROUGH THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

You may access the 2009 notice of annual meeting and proxy statement and the 2008 annual report to stockholders electronically by going to the following website: http://materials.proxyvote.com/665859.

i        Please detach here.        i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.

1. Election of 14 directors:	01 Linda Walker Bynoe 02 Nicholas D. Chabraja 03 Susan Crown 04 Dipak C. Jain 05 Arthur L. Kelly	06 Robert C. McCormack 07 Edward J. Mooney 08 William A. Osborn 09 John W. Rowe	10 Harold B. Smith 11 William D. Smithburg 12 Enrique J. Sosa 13 Charles A. Tribbett III 14 Frederick H. Waddell	☐Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2009.	☐ For	☐ Against	☐ Abstain

3.	Adoption of the proposal relating to an advisory (non-binding) vote on executive compensation.	☐ For	☐ Against	☐ Abstain

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

This proxy card when properly executed will be voted in the manner directed herein. If no direction is made, this proxy card will be voted FOR the election of all nominees for director; FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and FOR adoption of the proposal relating to an advisory (non-binding) vote on executive compensation.

Address Change? Mark Box ☐ Indicate changes below:

Date , 2009

Signature(s) in Box

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in name of entity by authorized person.

NORTHERN TRUST CORPORATION

VOTING INSTRUCTION CARD FOR 2009 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 21, 2009

[GRAPHIC]	Northern Trust Corporation
50 South LaSalle St.
Chicago, IL 60603

Voting Instruction Solicited by the Trustee of The Northern Trust Company Thrift-Incentive Plan

The undersigned hereby directs The Northern Trust Company, Trustee (“TIP Trustee”) of The Northern Trust Company Thrift-Incentive Plan (“TIP”) to vote at the annual meeting of stockholders of Northern Trust Corporation on April 21, 2009, or any adjournment of such meeting, all shares of common stock that have been allocated to the TIP accounts of the undersigned on the Proposals, as more fully described in the proxy statement for the meeting, in the manner specified, and on any other business properly coming before the meeting.

To direct the TIP Trustee to vote your shares, you must vote by telephone or through the Internet in accordance with the voting instructions on the reverse side or you may sign, date and return this voting instruction card by mail. If you vote by mail, you are encouraged to specify your choice on the Proposals by marking the appropriate space (SEE REVERSE SIDE), but you need not mark any space if you wish to vote in accordance with the recommendations of the Board of Directors.

Whether you vote by mail, telephone or through the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your voting instruction card without indicating how you want to vote your shares, your shares will be voted in accordance with the following recommendations of the Board of Directors.

Item 1 — FOR the election of each nominee for director;

Item 2 — FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting  firm for the fiscal year ending December 31, 2009; and

Item 3 — FOR the adoption of the proposal relating to an advisory (non-binding) vote on executive compensation.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

YOU CAN GIVE VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS VOTING INSTRUCTION CARD BY MAIL.

THE SHARES COVERED BY THIS VOTING INSTRUCTION CARD ARE SHOWN ON THE REVERSE SIDE OF THIS CARD AND ARE VOTED AS EXPLAINED BELOW.

Shown on the reverse side of this voting instruction card is the total number of shares of common stock held for you by the TIP Trustee in the Northern Trust Stock Fund and the Former ESOP Fund under the TIP. TIP participants have the right to direct the TIP Trustee to vote the shares held in their accounts, subject to Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The TIP Trustee will vote allocated shares for which no direction is received and unallocated shares, if any (together, “Undirected Shares”), in the same proportion as the shares for which direction is received, except as otherwise provided in accordance with ERISA. Under the TIP, participants are “named fiduciaries” to the extent of their authority to direct the voting of shares held in their accounts and their proportionate share of Undirected Shares. By submitting voting instructions by telephone, Internet, or by signing and returning this voting instruction card, you direct the TIP Trustee to vote these shares, in person or by proxy, as designated herein, at the annual meeting of stockholders.

Continued on Reverse Side.

COMPANY #

CONTROL #

THERE ARE THREE WAYS TO GIVE

VOTING INSTRUCTIONS TO THE TIP TRUSTEE:

Your telephone or Internet vote authorizes the TIP Trustee to vote your shares in the same manner as if you marked, signed and returned your voting instruction card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965

•

Use any touch-tone telephone to provide your voting instructions to the TIP Trustee 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on April 19, 2009. NOTE: Telephone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.

•

You will be prompted to enter your Company Number and your Control Number that are located above and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. (If you do not have a U.S. SSN or TIN, follow the voice prompt.)

•	Follow the simple voice instructions.

VOTE THROUGH THE INTERNET — http://www.eproxy.com/ntrs/

•	Use the Internet to vote your shares 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on April 19, 2009.

•

You will be prompted to enter your Company Number and your Control Number that are located above and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. (If you do not have a U.S. SSN or TIN, please leave blank.)

VOTE BY MAIL

•

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided. The cut-off date for receiving your voting instruction card is 11:59 p.m. (CDT) on April 19, 2009.

IF YOU VOTE BY PHONE OR THROUGH THE INTERNET,

PLEASE DO NOT MAIL YOUR VOTING INSTRUCTION CARD.

You may access the 2009 notice of annual meeting and proxy statement and the 2008 annual report to stockholders electronically by going to the following website: http://materials.proxyvote.com/665859.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.

1. Election of 14 directors:	01 Linda Walker Bynoe 02 Nicholas D. Chabraja 03 Susan Crown 04 Dipak C. Jain 05 Arthur L. Kelly	06 Robert C. McCormack 07 Edward J. Mooney 08 William A. Osborn 09 John W. Rowe	10 Harold B. Smith 11 William D. Smithburg 12 Enrique J. Sosa 13 Charles A. Tribbett III 14 Frederick H. Waddell	☐Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2009.	☐ For	☐ Against	☐ Abstain

3.	Adoption of the proposal relating to an advisory (non-binding) vote on executive compensation.	☐ For	☐ Against	☐ Abstain

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

This voting instruction card when properly executed will be voted in the manner directed herein. If no direction is made, this voting instruction card will be voted FOR the election of all nominees for director; FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and FOR the adoption of the proposal relating to an advisory (non-binding) vote on executive compensation.

Address Change? Mark Box ☐ Indicate changes below:

Date , 2009

Signature(s) in Box

Please sign exactly as name appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.